UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INNOVATE Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INNOVATE Corp. 295 Madison Avenue, 12th Fl New York, NY 10017

Notice of 2024 Annual Meeting
and
Proxy Statement

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

INNOVATE Corp. 295 Madison Avenue, 12th Fl New York, NY 10017

April [__], 2024
Dear INNOVATE Corp. Stockholder:
It is our pleasure to invite you to participate in the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or the “Annual Meeting”) of INNOVATE Corp., a Delaware corporation (“INNOVATE” or the “Company”). We will hold the 2024 Annual Meeting on Thursday, June 13, 2024, at 11:00 a.m. Eastern Time. The 2024 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MKNZZW5 at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2024 Annual Meeting in person. You will need the control number on your notice or proxy card to participate in the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m. (Eastern), on June 13, 2024. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.
The items to be considered and voted on at the 2024 Annual Meeting are described in the Notice of 2024 Annual Meeting of Stockholders and are more fully addressed in our proxy materials accompanying this letter. We encourage you to read all of these materials carefully and then to vote using the enclosed proxy card.

We are furnishing our proxy materials via the Internet. Providing our proxy materials to stockholders electronically allows us to “be green” by conserving natural resources and reducing our printing and mailing costs related to the distribution of the proxy materials. To ensure your representation at the 2024 Annual Meeting, we urge you to cause your shares to be voted (i) via the Internet at www.investorvote.com/VATE, (ii) by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail and that is also provided on that website, or, (iii) if you have requested a paper copy of the proxy materials and the proxy card by mail, by signing, voting and returning your proxy card to INNOVATE Corp., Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 by regular U.S. mail or to Computershare Investor Services, 150 Royall St., Suite 101, Canton, MA 02021 if by overnight mail. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in the accompanying Proxy Statement.

The Notice and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) are available for viewing and printing under the “Investor Relations-Stock Information-Proxy Materials” section of our website at www.innovatecorp.com. You may also obtain these materials at www.edocumentview.com/VATE and the U.S. Securities and Exchange Commission website at www.sec.gov. These materials were first sent or made available to stockholders on our website on or about April [__], 2024. Any stockholder may, at no cost to the stockholder, request to receive proxy materials in printed form by mail or electronically by e-mail. To ensure timely delivery, please be sure to complete this request by June 3, 2024. If you would like to receive a printed or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice. You will not otherwise receive a printed or e-mail copy of the proxy materials.

If you have any questions about the proposals to be voted on, please call our proxy solicitation agent, Okapi Partners LLC at (877) 629-6355.

Thank you for your continued support and interest in INNOVATE. We look forward to your participation at the 2024 Annual Meeting on Thursday, June 13, 2024.

Very truly yours,

Avram A. Glazer
Chairman of the Board

Paul K. Voigt
Interim Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024
This proxy statement and the 2023 Annual Report are available at www.innovatecorp.com (Investor Relations-Stock Information-Proxy Materials).

.

INNOVATE Corp. 295 Madison Avenue, 12th Fl New York, NY 10017

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, June 13, 2024, at 11:00 a.m. Eastern Time

April [__], 2024
To our Stockholders:

INNOVATE Corp., a Delaware corporation (“INNOVATE” or the “Company”) will hold its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or the “Annual Meeting”) on Thursday, June 13, 2024, at 11:00 a.m. Eastern Time. The 2024 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MKNZZW5, at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2024 Annual Meeting in person. You will need the control number on your notice or proxy card to participate in the Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m. (Eastern), on June 13, 2024. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.

At the 2024 Annual Meeting, holders of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A-3 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-3 Preferred Stock”), and Series A-4 Convertible Participating Preferred Stock, par value $0.001 per share (together with the Series A-3 Preferred Stock, the “Preferred Stock”), in each case, outstanding and entitled to vote as of the close of business on April 17, 2024, the record date for voting at the Annual Meeting (the “Record Date”), will be asked to vote upon the following proposals:

1.    To elect the four nominees identified in the accompanying proxy statement (the “Proxy Statement”), each to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified (the “Election Proposal”).

2.    To approve, on a non-binding, advisory basis, the compensation of our named executive officers (the “Say on Pay Vote”).

3.    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law (the “Officer Exculpation Proposal”).

4.    To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Common Stock from 160,000,000 to 270,000,000 shares (the “Authorized Share Proposal”).

5.    To approve an amendment to the Certificate of Incorporation, to effect a reverse stock split of each outstanding share of Common Stock by a ratio of any whole number between 1-for-2 and 1-for-10, at any time prior to December 31, 2024, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”).

6.    To approve an amendment to the INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder (the “Second A&R 2014 Plan Proposal”).

7.    To approve the vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer (the “Equity Award Vesting Proposal”).

8.    To approve the conversion of up to 35,000 shares of the Company’s Series C Non-Voting Participating Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) into Common Stock in connection with the Rights Offering and Concurrent Private Placement, to the extent that the issuance of Common Stock upon conversion of such shares of Series C Preferred Stock requires approval under the rules and regulations of the NYSE (the “Rights Offering Proposal”).

9.    To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Accounting Firm Proposal”).

10.    To consider and take action upon any other business that may properly come before the 2024 Annual Meeting or any continuations, postponements or adjournments thereof.

Only stockholders of record of Common Stock and Preferred Stock outstanding and entitled to vote as of the close of business on the Record Date are entitled to notice of, and to vote at, the 2024 Annual Meeting and any continuations, postponements or adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the 2024 Annual Meeting by email request during ordinary business hours to the Office of the Corporate Secretary of INNOVATE at corpsec@innovatecorp.com. The list of stockholders entitled to vote at the Annual Meeting will also be open to examination by any stockholder during the meeting.

Your vote is very important. We appreciate your taking the time to vote promptly. After reading the accompanying Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum. As described in the Notice of Internet Availability of Proxy Materials, your shares may be voted over the Internet, by telephone, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by completing, signing and returning the proxy card in the postage pre-paid envelope accompanying the proxy materials.

The Board of Directors of INNOVATE recommends that stockholders vote as follows:

Voting Matter		Board Vote Recommendation	Page Reference For More Information
Proposal 1	Election of Directors	FOR each nominee	9
Proposal 2	Advisory vote on compensation of our named executive officers (“Say on Pay Proposal”	FOR	32
Proposal 3	Approval of Amendment to Certificate of Incorporation to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law	FOR	33
Proposal 4	Approval of Amendment to Certificate of Incorporation to increase the number of authorized shares of Common Stock	FOR	35
Proposal 5	Approval of Amendment to Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock	FOR	37
Proposal 6	Approval of Amendment to Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder	FOR	47
Proposal 7	Approval of vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer	FOR	57
Proposal 8	Approval of conversion of up to 35,000 shares of the Series C Preferred Stock into Common Stock in connection with the Rights Offering	FOR	58
Proposal 9	Ratification of appointment of independent registered public accounting firm	FOR	62
If you have any questions about the proposals to be voted on, please call our solicitor, Okapi Partners LLC at (877) 629-6355.
YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR, IF YOU HAVE REQUESTED A PAPER COPY OF THE PROXY MATERIALS AND THE PROXY CARD BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO DECIDE TO ATTEND THE 2024 ANNUAL MEETING MAY, IF THEY SO DESIRE, REVOKE THEIR PROXIES AND VOTE THEIR SHARES AT THE MEETING.
AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, COPIES OF THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE AT WWW.INNOVATECORP.COM (INVESTOR RELATIONS-STOCK INFORMATION-PROXY MATERIALS).

By Order of the Board of Directors,

Michael J. Sena Chief Financial Officer and Corporate Secretary

TABLE OF CONTENTS

Page
General Information About the 2024 Annual Meeting	1
Business Highlights	7
Executive Compensation and Governance Highlights	8
Election of Directors (Proposal No. 1 on the Proxy Card)	9
Board of Directors	10
Information Regarding Directors	10
Analysis of Our Directors in Light of Our Business	11
Director Independence	12
Board Committees	12
Corporate Governance Guidelines	14
Director Nomination Process	14
Stockholder and Other Interested Party Communications with the Board and/or Non-Employee Directors	15
Meeting Attendance	15
Code of Conduct	15
Board Leadership Structure	15
Board Role in Risk Oversight	16
Director Education	17
Anti-Pledging and Anti-Hedging Policies	17
Compensation of Directors	17
Executive Officers	18
Executive Compensation	19
Overview of Executive Compensation	19
Summary Compensation Information	20
2023 Summary Compensation Table	20
Narrative Disclosure to Summary Compensation Table	21
2023 Executive Incentive Program	21
Pay Versus Performance	22
Employment Agreements	24
Potential Payments to Named Executive Officers Upon Termination or Change in Control	25
Other Terms Applicable to Named Executive Officers	27
Tax Considerations	27
Outstanding Equity Awards at Fiscal Year End	28
Certain Relationships	29
Equity Compensation Plan Information	30
Report of the Audit Committee	31
Advisory Vote on Compensation of Our Named Executive Officers ("Say on Pay Vote") (Proposal No. 2 on the Proxy Card)	32
Approval of Amendment to Certificate of Incorporation to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law (Proposal No. 3 on the Proxy)	33
Approval of Amendment to Certificate of Incorporation to increase authorized shares of Common Stock (Proposal 4 on the Proxy Card)	35
Approval of Amendment to Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock (Proposal 5 on the Proxy)	37
Page i

Page
Approval of Amendment to INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available thereunder (Proposal No. 6 on the Proxy Card]	47
Approval of vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer (Proposal No. 7 on the Proxy Card)	57
Approval of the conversion of up to 35,000 shares of the Series C Preferred Stock into Common Stock in connection with the Rights Offering (Proposal No. 8 on the Proxy Card)	58
Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 9 on the Proxy Card)	62
Delinquent Section 16(a) Reports	64
Security Ownership of Certain Beneficial Owners and Management	64
Other Matters	67
Householding of Proxy Materials	67
Stockholder Proposals	67

EXHIBIT A - Second Amended and Restated 2014 Omnibus Equity Award Plan, as amended
Page ii

INNOVATE Corp. 295 Madison Avenue, 12th Fl New York, NY 10017

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024

GENERAL INFORMATION ABOUT THE 2024 ANNUAL MEETING

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or the “Annual Meeting”) to be held on Thursday, June 13, 2024 at 11:00 a.m. Eastern Time, and any continuations, postponements or adjournments thereof. As used in this Proxy Statement, the terms “INNOVATE,” the “Company,” “we,” “us” and “our” mean INNOVATE Corp., a Delaware corporation, and its subsidiaries unless the context indicates otherwise.

How do I attend the 2024 Annual Meeting?

The 2024 Annual Meeting will be held on Thursday, June 13, 2024 at 11:00 a.m. Eastern Time. The 2024 Annual Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the 2024 Annual Meeting online by visiting meetnow.global/MKNZZW5, where you will be able to vote electronically and submit questions. You will not be able to attend the 2024 Annual Meeting in person. You will need the control number on your notice or your proxy card to participate in the Annual Meeting. Beneficial owners of shares held in street name must follow one of the following two options.

Registration in Advance: Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your INNOVATE Corp. holdings along with your name and email address to Computershare. Requests must be labeled as “Legal Proxy” and be received no later than June 10, 2024. You will receive a confirmation of your registration by email after we receive your registration material. Submit your request along with a copy of your Legal Proxy by email: legalproxy@computershare.com or by mail: Computershare, INNOVATE Corp. Legal Proxy, PO Box 43001, Providence, RI 02940-3001.

Access on the Day of the Annual Meeting without Prior Registration: For the 2024 proxy season, we will continue to follow the agreed-upon industry solution allowing Beneficial Holders to register at the time of the annual meeting and be able to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form or email. This option is intended to be provided as a convenience to Beneficial Holders and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. Note, the inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. In order to ensure you are able to attend, ask questions and vote at the Annual Meeting, you should use the “Registration in Advance” option above.

Once admitted, you may participate in the meeting and vote during the 2024 Annual Meeting by following the instructions that will be available on the meeting website. You do not need to participate in the 2024 Annual Meeting in order to vote.

How can I participate and ask questions at the 2024 Annual Meeting?

In order to submit a question at the 2024 Annual Meeting, you will need your control number that is printed on the notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 30 minutes before the start of the 2024 Annual Meeting and submit questions online. If you would like to submit a question during the 2024 Annual Meeting, once you have logged into the webcast, simply click on the “Q&A” icon at the top of the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

What if I have technical or other “IT” problems logging into or participating in the 2024 Annual Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders are encouraged to log into the webcast at least 30 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process call 1-888-724-2416 (Toll Free) or 1-781-575-2748 (International Toll) for assistance.

What documentation must I provide to vote online at the 2024 Annual Meeting?

If you are a stockholder of record and provide your control number when you access the meeting, you may vote all shares registered in your name during the 2024 Annual Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.

Why am I receiving proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board of Directors for the 2024 Annual Meeting, and any continuations, postponements or adjournments thereof. The proxy materials include our Notice of 2024 Annual Meeting of Stockholders of INNOVATE Corp., this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”). The proxy materials include detailed information about the matters that will be discussed and voted on at the 2024 Annual Meeting and furnish you with the information you need in order to vote, whether or not you participate in the 2024 Annual Meeting.

INNOVATE expects to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the 2024 Annual Meeting on or about April [__], 2024.

Can I access these proxy materials on the Internet?

Yes. This Proxy Statement and the 2023 Annual Report are available free of charge under the “Investor Relations-Stock Information-Proxy Materials” section of our website at www.innovatecorp.com. You may also obtain these materials at www.edocumentview.com/VATE and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Who can vote?

Stockholders who owned the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A-3 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-3 Preferred Stock”), and Series A-4 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-4 Preferred Stock” and, together with the Series A-3 Preferred Stock, the “Preferred Stock”), as of the close of business on April 17, 2024, the record date for voting at the 2024 Annual Meeting (the “Record Date”), are entitled to vote at the 2024 Annual Meeting. Holders of the Series C Preferred Stock are not entitled to vote at the 2024 Annual Meeting.

How many votes do I have?

Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the 2024 Annual Meeting, as further described in this Proxy Statement. Holders of Preferred Stock will vote together as a single class with holders of Common Stock, on an as-converted basis, with respect to all matters before the 2024 Annual Meeting.

As of the Record Date for the 2024 Annual Meeting, there were (i) 79,885,927 shares of Common Stock outstanding and entitled to vote, (ii) 6,125 shares of Series A-3 Preferred Stock, equal to 2,256,983 shares of Common Stock on an as-converted basis and (iii) 10,000 shares of Series A-4 Preferred Stock, equal to 2,488,367 shares of Common Stock on an as-converted basis. Therefore, as of the Record Date, there were a total of 84,631,277 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.

How do I vote?

Whether or not you plan to participate in the 2024 Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the 2024 Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, you may vote:

VIA THE INTERNET
Follow the instructions included in the Notice to vote by Internet. Internet voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2024 Annual Meeting.

BY MAIL
As described in the Notice, you may request printed proxy materials, in which case you may complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the 2024 Annual Meeting.

BY TELEPHONE
Follow the instructions included in the Notice to vote by telephone. Telephone voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2024 Annual Meeting.

VOTE ONLINE DURING THE ANNUAL MEETING
You will be able to participate in the Annual Meeting online by visiting meetnow.global/MKNZZW5 where you will be able to vote electronically and submit questions. You will not be able to attend the 2024 Annual Meeting in person. You will need the control number on your proxy card to participate in the virtual Annual Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

VIA THE INTERNET Follow the instructions you receive from the bank, broker or other nominee to vote by Internet.	BY MAIL You will receive instructions from the bank, broker or other nominee explaining how to vote your shares by mail.

BY TELEPHONE Follow the instructions you receive from the bank, broker or other nominee to vote by telephone.
VOTE ONLINE DURING THE ANNUAL MEETING

Register in Advance: In order to obtain a 15-digit control number that will enable you to participate in the Annual Meeting, you must first submit your legal proxy reflecting your INNOVATE Corp. holdings along with your name and email address to Computershare, INNOVATE Corp. Legal Proxy, PO Box 43001, Providence, RI 02940-3001, or by email to legalproxy@computershare.com. Such requests to Computershare must be labeled as “Legal Proxy” and be received no later than June 10, 2024. You will receive a confirmation email from Computershare of your registration.

Voting without prior registration: An industry solution allows Beneficial Holders the ability to vote. Please refer to “How do I attend the Annual Meeting?” section above.

How Does the Board Recommend that I Vote on the Proposals?

Voting Matter		Board Vote Recommendation	Page Reference For More Information
Proposal 1	Election of Directors	FOR each nominee	9
Proposal 2	Advisory vote on compensation of our named executive officers	FOR	32
Proposal 3	Approval of Amendment to Certificate of Incorporation to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law	FOR	33
Proposal 4	Approval of Amendment to Certificate of Incorporation to increase the number of authorized shares of Common Stock	FOR	35
Proposal 5	Approval of Amendment to Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock	FOR	37
Proposal 6	Approval of Amendment to Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder	FOR	47
Proposal 7	Approval of vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer	FOR	57
Proposal 8	Approval of conversion of up to 35,000 shares of the Series C Preferred Stock into Common Stock in connection with the Rights Offering	FOR	58
Proposal 9	Ratification of appointment of independent registered public accounting firm	FOR	62

If any other matter is presented at the 2024 Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her discretion. As of the time this Proxy Statement was filed, we knew of no matters that need to be acted on at the 2024 Annual Meeting, other than those described in this Proxy Statement.

May I change or revoke my proxy?

You may change or revoke your previously submitted proxy at any time before the 2024 Annual Meeting or, if you participate in the 2024 Annual Meeting virtually, at the 2024 Annual Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

•by re-voting at a subsequent time by Internet or by telephone as instructed above;

•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; or

•by voting during the 2024 Annual Meeting.

You may also revoke your proxy by delivering a signed revocation letter to Michael J. Sena, the Company’s Corporate Secretary, at 295 Madison Avenue, 12th Floor, New York, NY 10017 before the 2024 Annual Meeting, which states that you have revoked your proxy. If you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to corpsec@innovatecorp.com.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.

What if I receive more than one Notice or proxy card?

You may receive more than one Notice or, if you have requested proxy materials, more than one proxy card, if you hold shares of our Common Stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote or instruct my nominee how to vote?

If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone or by completing, signing and returning your proxy card, if you have requested printed proxy materials, or during the 2024 Annual Meeting, as described above under “How Do I Vote?”

With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. The Election Proposal, the Say on Pay Vote, the Officer Exculpation Proposal, the Second A&R 2014 Plan Proposal, the Equity Award Vesting Proposal and the Rights Offering Proposal are considered non-routine matters under applicable rules, and, therefore, your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.

What vote is required to approve each proposal and how are votes counted?

With respect to the Election Proposal, in an uncontested election of directors, the Fourth Amended and Restated By-Laws of the Company (the “By-Laws”) provide that directors will be elected by a majority of the votes cast at the 2024 Annual Meeting by the holders of the Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis). This means that the number of shares voted FOR each nominee must exceed 50% of the votes cast with respect to that nominee. Voting stockholders may vote either FOR any or all of these nominees or AGAINST any or all of these nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

With respect to the Authorized Share Proposal, the favorable vote of a majority of votes cast at the 2024 Annual Meeting by the holders of Common Stock, voting separately as a class, and the favorable vote of a majority of votes cast at the 2024 Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

With respect to the Reverse Stock Split Proposal and the Rights Offering Proposal, the favorable vote of a majority of votes cast at the 2024 Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

With respect to the Say on Pay Vote, the Second A&R 2014 Plan Proposal, the Equity Award Vesting Proposal and the Accounting Firm Proposal, the favorable vote of the holders of a majority Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis), present in person or by proxy at the 2024 Annual Meeting will constitute the stockholders’ approval of the proposals, which in the case of the Say on Pay Vote, will be non-binding. Abstentions will have the same effect as a vote AGAINST these proposal and broker non-votes will have no effect on the outcome of the proposals..

With respect to the Officer Exculpation Proposal, the favorable vote of a majority of the shares of Common Stock and Preferred Stock entitled to vote at the 2024 Annual Meeting, voting as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of the proposals. Abstentions and broker non-votes have the same effect as votes AGAINST the proposals.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by e-mail or other electronic means or by telephone. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.

In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies. We will pay Okapi Partners LLC fees of $13,500.00 plus reimbursement of its reasonable out-of-pocket costs for its services. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Banks and Brokerage Firms, please call (212) 297-0720
Stockholders, please call (877) 629-6355
Via email at info@okapipartners.com

What constitutes a quorum for the 2024 Annual Meeting?

The presence online at the 2024 Annual Meeting or by proxy, of the holders of a majority of the voting power of the capital stock of INNOVATE entitled to vote at the 2024 Annual Meeting is necessary to constitute a quorum at the 2024 Annual Meeting. Proxies that abstain on one or more proposals and broker non-votes will be deemed present for purposes of determining whether a quorum exists for all proposals to be voted on at the meeting. A quorum is necessary before business may be transacted at the 2024 Annual Meeting except that, even if a quorum is not present, with respect to some or all matters to be voted upon, the chairman of the 2024 Annual Meeting or the holders of shares having a majority of the voting power present online at the 2024 Annual Meeting or by proxy, with respect to the matter or matters to be voted upon, shall have the power to adjourn the 2024 Annual Meeting, from time to time until a quorum is present with respect to such matter or matters to be voted upon. As of the Record Date, there were a total of 84,631,277 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote. Thus, the holders of 42,315,639 shares of Common Stock or its equivalents must be present online at the 2024 Annual Meeting or represented by proxy at the 2024 Annual Meeting to have a quorum for the transaction of business.

BUSINESS HIGHLIGHTS

Since the beginning of fiscal year 2023 our management team, including our named executive officers, oversaw the following significant developments of the Company.
2023 Corporate Performance Highlights
We believe that a skilled and motivated team of senior executives is essential to achieving positive results and implementing our business objectives. We have continued to structure our compensation program to provide our named executive officers and other senior executives with levels of compensation that we believe are necessary to retain their services and with incentives designed to achieve positive results and successfully implement our business objectives, in both the short and long term. As a result of the strong efforts by our current executive leadership team, we achieved a number of financial and strategic objectives during fiscal year 2023:

•DBM Global Inc. (“DBM Global”) grew gross margin to 14.6% for the full year ending December 31, 2023, an expansion of approximately 200 basis points year-over-year and Adjusted EBITDA margin to 7.2% for the year ending December 31, 2023, an expansion of approximately 80 basis points year-over-year. Reported backlog was $1,057.2 million as of December 31, 2023. Additionally, DBM Global and UMB Bank, N.A. entered into an amendment to the agreement that extended the maturity date of DBM Global’s revolving line of credit from May 31, 2024 to August 15, 2025.
•Pansend Life Sciences, LLC continued to generate momentum in the healthcare industry and is currently invested in five companies, making solid progress with its portfolio companies R2 Technologies, Inc. (“R2”) (aesthetic dermatology) and MediBeacon, Inc. (“MediBeacon”) (kidney monitoring). R2 launched Glacial® fx in the third quarter 2023 in the United States and Canada, and sold out of all Glacial® fx inventory in the fourth quarter 2023. R2 achieved record growth in North America for both system sales and number of patients treated. R2 announced three new FDA clearances to enhance patient outcome and partnered with Allies of Skin to launch a multi-patient backbar treatment kit. MediBeacon remains optimistic regarding the FDA approval as it continues to answer outstanding questions from the FDA. MediBeacon’s goal is to achieve full FDA approval status and gain agreement on product labeling in 2024. On February 23, 2023, pursuant to its amended commercial partnership agreement with Huadong Medicine Co., Ltd. (“Huadong”), a publicly traded company on the Shenzhen Stock Exchange, MediBeacon issued $7.5 million of its preferred stock to Huadong.

•HC2 Broadcasting Holdings Inc. (“Broadcasting”) owns and operates 251 stations that cover 106 designated market areas (“DMAs”). Broadcasting entered into agreements with PBS stations for new commercial opportunities with ATSC 3.0. Additionally, Broadcasting also gained considerable traction with various new network launches throughout the year.
•On March 6, 2023, the Company closed the sale of the remaining 19% interest in HMN International Co. Ltd., formerly known as Huawei Marine Networks Co. (“HMN”), to subsidiaries and an affiliate of Hengtong Optic-Electric Co Ltd.

•On May 9, 2023, the Company consummated the purchase of all the Series A Fixed-to-Floating Rate Perpetual Preferred Stock (the “Series A Preferred”) issued by DBM Global Intermediate Holdco Inc. and held by Continental General Insurance Company (“CGIC”) for $42.2 million consisting of $7.1 million of cash and a $35.1 million unsecured note that is due in 2026. The purchase was precipitated by a redemption notice received from CGIC, which notice was permitted to be delivered by CGIC under the terms of the Series A Preferred Stock.

Stockholder Engagement
The Company is committed to active engagement and meaningful ongoing dialogue with our stockholders. The Company meets with stockholders, both in person and by teleconference, on an on-going basis to address matters that are important to them, including executive compensation, corporate governance and ESG responsibility. Feedback from these discussions provides the Company with important insights, which management shares with the Board. We believe that a culture of transparency with our stockholders will enable us to deliver sustainable, long-term value by ensuring that our objectives and vision for the Company are aligned.

EXECUTIVE COMPENSATION AND GOVERNANCE HIGHLIGHTS

The following is an overview of the highlights of our compensation and governance structure, and the fundamental compensation and governance policies and practices we do and do not use.

WHAT WE DO		WHAT WE DON’T DO
✓	Separation of the roles of Chairman of the Board and Chief Executive Officer (“CEO”)	✗	No excise tax gross-ups upon a change in control
✓	Majority voting for directors in uncontested elections	✗	No hedging activities by our executives and directors, with pledging only permitted under limited circumstances.
✓	Actively engage with stockholders and act on stockholder feedback	✗	No defined benefit or supplemental retirement plans
✓	Use of performance-based compensation to align the interests of our executives and stockholders	✗	No perquisites or other personal benefits to executive officers that are not available to all employees
✓	Minimum Vesting Requirement - one year from the date an award is made	✗	No dividends on unvested equity awards until, and only to the extent that, those awards vest
✓	Double-Trigger Vesting - a “change in control” must also be accompanied by a qualifying termination to trigger acceleration of vesting	✗	No repricing or buyouts of underwater options or SARs
✓	Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program	✗	No liberal recycling provisions or “evergreen” provisions in equity plans
✓	Stock option exercise prices and stock appreciation right (“SAR”) grant prices at or above the fair market value on the grant date
✓	Succession planning for our CEO
✓	Encourage continuing education for directors

ELECTION OF DIRECTORS

(PROPOSAL 1)
The size of our Board is determined by resolution of the Board, subject to the requirements of our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and Fourth Amended and Restated By-laws (the “By-Laws”). Our Board currently consists of the following four directors: Avram A. Glazer, Warren H. Gfeller, Brian S. Goldstein and Amy M. Wilkinson, each of whom is nominated for election at the 2024 Annual Meeting.
The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.
At the recommendation of the Nominating and Governance Committee, our Board has nominated the following four individuals for election as a director at the 2024 Annual Meeting, to hold office until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and until his or her successor is duly elected and qualified: Avram A. Glazer, Warren H. Gfeller, Brian S. Goldstein and Amy M. Wilkinson. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. If you properly submit a proxy, but do not indicate any voting instructions, the named proxy holders will vote the shares of the Common Stock and Preferred Stock represented thereby for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors.
Each nominee has consented to be named in this Proxy Statement, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve or for good cause will not serve as a director, it is intended that proxies will be voted for a substitute nominee designated by the Board, or, in the discretion of the Board, the Board may elect to reduce its size.
Pursuant to our By-Laws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by February 16, 2024. We did not receive any such nominations, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.
Vote Required
Each nominee is to be elected by a majority of the votes cast at the 2024 Annual Meeting by holders of the Common Stock and Preferred Stock voting as a single class (with the Preferred Stock voting on an as-converted basis). Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the election of Messrs. Glazer, Gfeller and Goldstein and Ms. Wilkinson as directors.

BOARD OF DIRECTORS
Information Regarding Directors
Set forth below is certain information with respect to our nominees for election as directors at the 2024 Annual Meeting, all of whom are current directors of the Company. This information has been provided by each director or director nominee at the request of the Company. None of the directors or director nominees is related to any other director or director nominee or to any executive officer of the Company. Each of the director nominees has been nominated by our Board for election at the 2024 Annual Meeting, to hold office until the 2025 Annual Meeting and until his or her successor is duly elected and qualified.
Director Nominees

Name	Age	Independent	Committee Membership	Director Since
Avram A. Glazer	63	Yes	Nominating and Governance Committee (Chair)	2020
Warren H. Gfeller	71	Yes	Audit Committee, Compensation Committee (Chair), and Nominating and Governance Committee	2016
Brian S. Goldstein	63	Yes	Audit Committee (Chair), Compensation Committee, and Nominating and Governance Committee	2022
Amy M. Wilkinson	51	Yes	Audit Committee and Compensation Committee	2022

Avram A. Glazer, Chairman of the Board Age: 63 Director Since: 2020

Mr. Glazer has served as a director, and as Chairman of the Board, of INNOVATE since May 2020. He is also Chairman of the Nominating and Governance Committee. Mr. Glazer is the principal of Lancer Capital LLC (“Lancer Capital”) and currently serves as Executive Co-Chairman and Director of Manchester United Plc (NYSE: MANU). Mr. Glazer served as President and Chief Executive Officer of Zapata Corporation, a U.S. public company, from March 1995 to July 2009 and Chairman of the Board of Zapata Corporation from March 2002 to July 2009. He was also previously Chairman and Chief Executive Officer of both Safety Components International and Omega Protein Corporation and a member of the board of directors of Specialty Equipment Corporation. Mr. Glazer received a business degree from Washington University in St. Louis in 1982. He received a law degree from American University, Washington College of Law in 1985.

Warren H. Gfeller Age: 71 Director Since: 2016
Mr. Gfeller has served as a director of INNOVATE since June 2016, served as interim non-executive Chairman of the Board from April 1, 2020 through May 13, 2020 and is a member of the Audit and Nominating and Governance Committees and Chairman of the Compensation Committee. He also served as a director of Global Marine Holdings, LLC, a majority owned subsidiary of INNOVATE from June 2018 through March 2020. Mr. Gfeller has been a member of the board of directors of Gardner Bancshares, Inc. since 1992, where he serves as Chairman of the Strategic Planning Committee, Chairman of the Governance Committee, and a member of the Audit Committee. He served a member of the board of directors of Crestwood Equities Partners LP (NYSE: CEQP) from 2013 to through 2023, where he serves as Lead Director and Chairman of the Nominating and Governance Committee, and where he has previously served as Chairman of the Compensation Committee and as a member of the Finance Committee. He has served as the Commissioner of the Kansas Department of Wildlife and Parks since 2019 and was appointed by the U.S. Secretary of Agriculture to the U.S. Agricultural Trade Advisory Committee (ATAC) for a four-year term beginning January 2021. He served as Lead Director and as a member of the Compensation Committee of Crestwood Midstream Partners LP from 2013 until its merger with Crestwood Equities Partners LP in November 2015. Mr. Gfeller served as Lead Director and Chairman of the Audit Committee of Inergy Holdings, L.P. from 2001 to 2013, Inergy Midstream Partners from 2011 to 2013 and Inergy Holdings GP LLC from 2005 to 2011. Mr. Gfeller served as Lead Director, Chairman of the Audit Committee and as a member of the Compensation Committee of Zapata Corporation from 1997 to 2009, and as Chairman of the Board and a member of the Audit Committee of Duckwall-Alco Stores, Inc. from 2003 to 2009. Mr. Gfeller also served as a director of Houlihan’s Restaurant Group from 1993 to 1998 and as a director of Synergy Gas,

Inc. from 1992 to 1995. He also served as President and Chief Executive Officer of Ferrellgas, Inc. (now Ferrellgas Partners LP (NYSE: FGP)) (“Ferrellgas”), a retail and wholesale marketer of propane and other natural gas liquids from 1986 to 1991, and as a Director from 1987 to 1991, Mr. Gfeller began his career with Ferrellgas in 1983, as an executive vice president and financial officer. Prior to joining Ferrellgas, Mr. Gfeller was the Chief Financial Officer of Energy Sources, Inc. from 1978 to 1983 and a Certified Public Accountant at Arthur Young & Co. from 1974 to 1978. Mr. Gfeller received a Bachelor of Arts degree from Kansas State University.

Brian S. Goldstein Age: 63 Director Since: 2022
Mr. Goldstein has served as a director of INNOVATE since June 2022 and is a member of the Compensation and Nominating and Governance Committees and Chairman of the Audit Committee. He has also served as a director, Chairman of the Audit Committee and member of the Compensation Committee of DBM Global Inc., a majority-owned subsidiary of the Company since October 2021. Mr. Goldstein is a veteran tax professional with over 35 years of experience who retired as a partner of PricewaterhouseCoopers, LLP (“PWC”) in July 2021 after more than 25 years at the firm. In that time, he built PwC’s U.S. Indirect Tax practice, led the firm’s State and Local Tax services for the communications sector and ran a global data analytics program. He worked with some of the firm’s largest, most complex and diverse clients, including many Fortune 500 and midcap companies, on a variety of tax matters. He earned a Juris Doctorate from Emory University School of Law and a Bachelor of Science in Business Administration and Finance from the University of Buffalo.

Amy M. Wilkinson Age: 51 Director Since: 2022

Ms. Wilkinson has served as a director of INNOVATE since August 2022 and is a member of the Audit and Compensation Committees. Ms. Wilkinson is the founder and CEO of Ingenuity, an entrepreneurship advisory firm for leaders of companies of all sizes, including several Fortune 500 clients. Ms. Wilkinson has also served as a member of the Board of Directors of Hut 8 Corp. (f/k/a U.S. Data Mining Group, Inc.) (NASDAQ: HU since 2022 and served as a Board Observer at consumer technology company Grover from 2019 through 2023. .In addition, she is a Lecturer in Management at Stanford Graduate Business School and is the author of the global bestseller “The Creator’s Code: The Six Essential Skills of Extraordinary Entrepreneurs.” She was previously a public policy scholar at the Woodrow Wilson International Center for Scholars, and prior to that, she served as White House Fellow and Senior Policy Advisor to the U.S. Trade Representative. She also held leadership roles at McKinsey & Company, J.P. Morgan, and as founder of Alegre, an international export company. She earned her Bachelor of Arts in Political Science and English and her Master of Arts in Sociology from Stanford University and received her MBA from Stanford University Graduate School of Business.
Analysis of Our Directors in Light of Our Business
We are a diversified holding company with three reportable operating segments based on management’s organization of the enterprise: Infrastructure, Life Sciences and Spectrum, plus our Other segment, which includes businesses that do not meet the separately reportable segment thresholds. We believe our Infrastructure, Life Sciences and Spectrum segments are well positioned to take advantage of current trends in today’s economy and that there is opportunity to build value organically and inorganically in these three segments. We will consider opportunities outside of these businesses in the longer term to acquire and invest in businesses with attractive assets that we consider to be undervalued or fairly valued.
Our Board has considered the experience, qualifications, attributes and skills of its members in light of our business and structure. In addition, our Board has considered, among other things, the importance of Board continuity, Board experience and Board stability. In particular, with respect to each of our current directors, the Board considered:
•Mr. Glazer’s significant holding company and operational expertise, track record of leading a public company and creating stockholder value, as well as his service and leadership on multiple boards of directors of both public and private companies.

•Mr. Gfeller’s experience in the energy industry and prior experience in various executive positions, as well as his service on the boards of directors of publicly traded companies, coupled with his extensive financial and accounting training and practice.
•Mr. Goldstein’s experience as a veteran tax professional with over 35 years of experience.
•Ms. Wilkinson’s business entrepreneurial and public policy experience as well as ongoing work with entrepreneurs and Fortune 500 companies.
Director Independence
Our Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “VATE.” Under the corporate governance listing standards of the NYSE, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE. The NYSE listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have also adopted director independence standards included in our Guidelines (as defined in the section entitled “Corporate Governance Guidelines” beginning on page 14 of this Proxy Statement), which our Board uses to determine if a particular director is independent.
In addition to the independence standards discussed above, members of the Audit Committee must satisfy enhanced independence requirements established by the SEC and the NYSE for audit committee members. Specifically, members of the Audit Committee may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be an affiliated person of the Company or any of its subsidiaries.
Finally, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee, including (1) the sources of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.
In February 2024, the Board undertook a review of director independence. During this review, the Board considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE listing standards and our Guidelines, as well as the additional independence requirements applicable to Audit Committee and Compensation Committee members. Based on the review, our Board has affirmatively determined that Messrs. Glazer, Gfeller, and Goldstein and Ms. Wilkinson are independent directors under NYSE listing standards and our Guidelines and Messrs. Glazer, Gfeller, and Goldstein and Ms. Wilkinson are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee, as applicable.
Board Committees
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, each of which is composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board may also create additional committees for special purposes.

The table below provides membership information for each of the standing Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Avram A. Glazer+			C
Warren H. Gfeller*	✓	C	✓
Brian S. Goldstein*	C	✓	✓
Amy M. Wilkinson*	✓	✓
Number of Meetings Held During 2023	19	12	2

+	Chairman of the Board
*	Audit Committee financial expert
C	Committee Chair
Audit Committee and Audit Committee Financial Expert
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the year ended December 31, 2023, the Audit Committee held 19 meetings. The Audit Committee currently consists of Brian S. Goldstein (Chair), Warren H. Gfeller and Amy M. Wilkinson, each of whom is an independent director. Our Board has determined that each of Messrs. Goldstein and Gfeller and Ms. Wilkinson qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board has considered the qualifications of the current members of the Audit Committee and has determined that they possess the skills necessary to review and analyze the Company’s financial statements and processes and to fulfill their other duties in accordance with the terms of the Audit Committee Charter.
The Audit Committee is responsible, among its other duties, for appointing, compensating and overseeing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the Company’s internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct (the “Code of Conduct”) and other policies and procedures regarding adherence with legal requirements. The Audit Committee’s duties are set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is available under the “Investor Relations-Governance-Governance Documents” section of our website at www.innovatecorp.com.
Compensation Committee
During the year ended December 31, 2023, the Compensation Committee held 12 meetings. The Compensation Committee currently consists of Warren H. Gfeller (Chair), Brian S. Goldstein and Amy M. Wilkinson, each of whom is independent and a “non-employee director” as defined by Rule 16b-3 under the Exchange Act.
The Compensation Committee is primarily responsible for establishing and periodically reviewing the compensation of our CEO and our other executive officers and recommending for Board approval the compensation for our non-employee directors. The Compensation Committee is also responsible for administering our equity compensation plans, which includes the authority to decide compensation matters pertaining to the Second Amended and Restated 2014 Omnibus Equity Award Plan (as amended from time to time, the “Second A&R 2014 Plan”), including the approval of equity instruments under the Second A&R 2014 Plan as well as administering and approving the Company’s annual incentive plan, if any. The CEO recommends to the Compensation Committee the compensation for our executive officers other than the CEO. The Compensation Committee is responsible for reviewing and assessing whether the Company’s compensation program encourages excessive risk and determines whether it is competitive in the marketplace. The Delaware General Corporation Law (the “DGCL”) generally permits the Compensation Committee to delegate its authority and responsibilities to subcommittees consisting of one or more members of such committee. A copy of the Compensation Committee Charter is available under the “Investor Relations-Governance-Governance Documents” section of our website at www.innovatecorp.com.

In addition, the Compensation Committee has the sole authority to hire, and to dismiss, compensation consultants.
Nominating and Governance Committee
During the year ended December 31, 2023, the Nominating and Governance Committee held two meetings. The Nominating and Governance Committee currently consists of Avram A. Glazer (Chairman), Warren H. Gfeller and Brian S. Goldstein.
The Nominating and Governance Committee is responsible for (i) identifying, reviewing and evaluating candidates to serve as directors of the Company, (ii) serving as a focal point for communication between such candidates, non-committee directors and the Company’s senior management, (iii) recommending such candidates to the Board and (iv) making such other recommendations to the Board regarding the governance affairs relating to the directors of the Company (excluding director compensation, which is the responsibility of the Compensation Committee) and advising the Board with respect to Board composition, procedures and committees. The Nominating and Governance Committee’s duties are set forth in the Nominating and Governance Committee Charter. A copy of the Nominating and Governance Committee Charter is available under the “Investor Relations-Governance-Governance Documents” section of our website at www.innovatecorp.com.
Corporate Governance Guidelines
The Board has approved, following recommendation by the Nominating and Governance Committee, Corporate Governance Guidelines (the “Guidelines”), which address director qualifications and independence standards, responsibilities of the Board, access to management and independent advisors, certain Board compensation matters, procedures for review of related party transactions, Board orientation and continuing education, Board committees, succession planning, communications with stockholders and the media, and certain matters with respect to our Code of Conduct. A copy of the Guidelines is available under the “Investor Relations-Governance-Governance Documents” section of our website at www.innovatecorp.com.
Director Nomination Process
The Nominating and Governance Committee has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The Nominating and Governance Committee considers the following factors set forth in the Nominating and Governance Committee Charter in selecting candidates for Board service: experience, skills, expertise, diversity (“Diversity Considerations”), personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and other relevant factors deemed appropriate in the context of the needs of the Board. In evaluating Diversity Considerations, the Nominating and Governance Committee utilizes an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating and Governance Committee does not have a formal diversity policy, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.
The Nominating and Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors and stockholders, members of management, the Company’s advisors and executive search firms. The Nominating and Governance Committee will consider director candidates recommended by stockholders, in accordance with the procedures described below, and will evaluate such director candidates in the same manner that it evaluates candidates recommended by other sources. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates. Directors are obligated to complete orientation training concerning the Company and to comply with limitations on outside activities that directors may engage in without Board approval. During 2023, the Company did not pay any fees to any third party to identify or evaluate or assist in identifying or evaluating potential director candidates.
Stockholders may submit written recommendations of director candidates by submitting such recommendation, including the candidate’s name and contact information and a statement of the candidate’s background and qualifications, to INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017, Attention: Corporate Secretary. Communications by email should be addressed to corpsec@innovatecorp.com and marked “Attention: Corporate Secretary” in the “Subject” field.

The Nominating and Governance Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of the Company’s directors, (i) based upon service to the Company during a director’s term, attendance, participation, quality of performance and actual or potential conflicts of interest and (ii) in the event an employee director’s employment with the Company is terminated for any reason or a non-employee director changes his or her primary job responsibility since the time such director was most recently elected to the Board. The Guidelines provide that members of the Company’s management serving on the Board who cease to serve as a member of the Company’s management shall offer his or her resignation from the Board effective on the last date of employment; while the Board need not accept such offer of resignation, in general a member of the Company’s management shall not continue to serve as a member of the Board following such cessation of employment. The Guidelines also provide that members of the Board will offer to resign from the Board upon the occurrence of certain specified sanctions, charges or admissions of fault or liability, subject to the Board’s refusal to accept such resignations in certain circumstances.
The Nominating and Governance Committee Charter and the Guidelines are intended to provide a flexible set of criteria for the effective functioning of the Company’s director nomination process. The Nominating and Governance Committee intends to review its Charter and the Guidelines at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Governance Committee may recommend to the Board for approval amendments to the Nominating and Governance Committee Charter and Guidelines at any time.
Stockholder and Other Interested Party Communications with the Board and/or Non-Employee Directors
The Board welcomes communications from the Company’s stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may send written communications to the Board or the non-employee directors by writing to the Board or the non-employee directors at the following applicable address: Board/Non-Employee Directors, INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017, Attention: Corporate Secretary. Communications by email should be addressed to corpsec@innovatecorp.com and marked “Attention: Corporate Secretary” in the “Subject” field. The Corporate Secretary will review and forward all communications from stockholders or other interested parties to the intended recipient.
Meeting Attendance
During the year ended December 31, 2023, our Board held nine meetings. During 2023, each of our directors attended more than 75% of the aggregate number of meetings of our Board held during the period in which he or she was a director and the committees on which he or she served during the periods they served. Directors are expected, absent schedule conflicts, to attend our Annual Meeting of Stockholders each year. All of our then-serving directors and director nominees attended the 2023 Annual Meeting of Stockholders
Code of Conduct
We have adopted a Code of Conduct applicable to all directors, officers and employees, including the CEO, senior financial officers and other persons performing similar functions. The Code of Conduct is a statement of business practices and principles of behavior that support our commitment to conducting business in accordance with the highest standards of business conduct and ethics. Our Code of Conduct covers, among other things, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code of Conduct. A copy of the Code of Conduct is available under the “Investor Relations-Governance-Governance Documents” section of our website at www.innovatecorp.com. Any amendment of the Code of Conduct or any waiver of its provisions for a director or executive officer must be approved by the Board or a duly authorized committee thereof. We intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Conduct.
Board Leadership Structure
The Company’s leadership structure currently consists of separate roles for Chairman of the Board and CEO of the Company. At this time, the Board believes that it is in the best interests of the Company and its stockholders to have separate roles for Chairman of the Board and CEO of the Company. This structure allowed Mr. Barr, our former CEO, and allows Mr. Voigt, our current Interim CEO to concentrate their efforts on leading the Company to execute on its strategy, and enabling the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice, expertise and active oversight of management. The Board believes that having separate positions and having an independent director serve as Chairman of the Board is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.
The Guidelines provide that the Chairman shall be elected annually by the Board and that in the event the Chairman is not an “independent” director, the Board shall select another director to serve as “Lead Independent Director” from among the members of the Board that are determined at that time by the Board to be “independent.” The Chairman may be removed as Chairman at any time by a majority of the members of the Board.
With separate roles for Chairman of the Board and CEO of the Company, our governance structure provides a form of leadership that allows the Board to function distinct from management, capable of objective judgment regarding management’s performance and enables the Board to fulfill its duties effectively and efficiently.
The Chairman of the Board’s duties include:
•presiding over all meetings and strategy sessions of the Board;
•collaborating with the CEO and preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the other members of the Board;
•ensuring information flows openly between senior management and the Board; and
•presiding over all meetings of stockholders.
The Chairman of the Board is also responsible for:
•convening and presiding over executive sessions of the independent directors;
•setting the agenda of and leading meetings of the independent directors;
•briefing the CEO regarding issues arising during executive sessions, as necessary;
•consultations with the independent directors and the committee chairpersons; and
•facilitating Board communication among the independent directors outside of Board meetings.
Board Role in Risk Oversight

The Board supervises and has control over the Company’s governance and compliance processes and procedures. As part of this role, the Board has overall responsibility for risk supervision, with a focus on material risks facing the Company. The Board primarily discharges its risk supervision responsibilities through its Audit Committee and Compensation Committee functions, each of which reports its activities to the Board. The risk supervision responsibilities of the Board’s committees include the following:

•Audit Committee. The Audit Committee is responsible for the supervision of risk policies and processes relating to the Company’s financial statements and financial reporting processes. This Committee reviews the Company’s risk management procedures and policies and discusses with management the Company’s material operating and financial risk exposures and the manner in which such exposures are managed. The Audit Committee also discusses these potential risks with the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements. The Audit Committee also oversees risks relating to cybersecurity. Any cybersecurity incident determined to be material is discussed by management with the Audit Committee and communicated to the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements and the Company’s third party virtual environment service provider, when relevant.

•Compensation Committee. The Compensation Committee is responsible for evaluating potential compensation-related risks and supervising management’s assessment of risks related to employee compensation policies and programs.

The Company’s CEO and other members of the Company’s senior management team primarily design, implement, execute and monitor INNOVATE’s risk management policies and procedures. The Audit Committee meets with our senior management team periodically to review INNOVATE’s risk management practices. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Director Education
The Board believes that the stockholders of the Company are best served by a board of directors comprised of individuals who are well versed in modern principles of corporate governance and other subjects relevant to board service. All members of the Board are encouraged to attend any director education programs they deem appropriate to stay informed about developments in corporate governance and the industries in which the Company participates. The Company reimburses directors for the reasonable costs of attending director education programs.
Anti-Pledging and Anti-Hedging Policies
Our insider trading policy prohibits pledging, subject to certain exceptions as set forth therein. Under the policy, directors and employees of the Company or its subsidiaries and controlled affiliates and family members living in their households (“Covered Persons”) are not permitted to pledge securities of the Company (“Company Securities”) to secure loans, nor are they permitted to purchase Company Securities on margin (other than in a cashless exercise of stock options). An exception to this prohibition may be granted by the Chief Financial Officer where a Covered Person wishes to pledge Company Securities as collateral to secure loans or purchase Company Securities on margin where, among other factors, the Covered Person clearly demonstrates the financial capacity and liquidity to repay the loan without resort to the pledged securities; provided that Covered Persons may only pledge Company Securities if (i) such securities represent less than 25% of the Company Securities held by such employee (excluding any unvested equity awards); (ii) such Company Securities represent less than 5% of the outstanding capital stock of the Company; and (iii) a request for approval of the Chief Financial Officer is submitted at least two weeks prior to execution (unless the Chief Financial Officer waives or shortens such notice requirement) and approval is granted. If an individual that was not previously a Covered Person (x) holds Company Securities in a margin account or is pledging Company Securities as a collateral of a loan and (y) becomes a Covered Person, such Covered Person shall promptly request approval from the Chief Financial Officer, and such approval shall be provided if such arrangement was already in place before the individual initially became a Covered Person and, as reasonably determined by the Chief Financial Officer, the aggregate amount of such Company Securities in the margin account and/or pledged is not material.
Covered Persons are also not permitted to purchase financial instruments that are designed to hedge or offset any decrease in the market value of Company Securities or otherwise engage in any other type of transaction involving Company Securities that would have similar economic consequences.
Compensation of Directors
Annual Cash Compensation. The Company’s non-employee directors are paid cash fees on a quarterly basis in arrears, as follows: (i) $52,500 annual fee for each non-employee director; (ii) $23,625 annual fee for the Lead Independent Director or Non-Executive Chairman; (iii) $18,750 annual fee for the Chair of the Audit Committee; (iv) $12,000 annual fee for the Chair of the Compensation Committee; (v) $9,000 annual fee for the Chair of the Nominating and Governance Committee; (vi) $9,375 annual fee for each member of the Audit Committee other than the Chair; (vii) $6,000 annual fee for each member of the Compensation Committee other than the Chair; and (viii) $4,500 annual fee for each member of the Nominating and Governance Committee other than the Chair. Each of these amounts is prorated for non-employee directors who are elected or appointed during the year. In 2023, the Directors deferred payment of their third and fourth quarter compensation until 2024.
The Company also reimburses non-employee directors for their out-of-pocket expenses incurred in connection with their service on the Board. Employees of the Company, such as our named executive officers, who also serve as directors do not receive separate compensation for service on the Board.

Annual Equity Compensation.
Unless otherwise provided by the Compensation Committee, following each annual meeting of stockholders during the term of the Second A&R 2014 Plan and for so long as equity is available to issue under such plan or a successor plan, each non-employee director is granted restricted stock awards (“RSAs”) with a grant date fair market value of $90,000. In accordance with this policy, on June 15, 2023, the Compensation Committee awarded each of Messrs. Glazer, Gfeller, Goldstein and Ms. Wilkinson shares of restricted stock equal to $90,000 for the 2023-2024 year for a total of 46,392 shares, all of which will vest 100% on the earlier of (i) June 15, 2024 and (ii) the first regular annual meeting of the Company's stockholders that occurs following the date of the grant (subject to continued service as a non-employee director through such vesting date).
Indemnification Agreements with Directors and Executive Officers
The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.
Director Compensation
The following table provides compensation information for the year ended December 31, 2023 for each director who served during any part of 2023 and who is not a named executive officer:

Director	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Avram A. Glazer	85,125	(2)	90,000	—		175,125
Warren H. Gfeller(3)	78,375	(3)	90,000	—		168,375
Brian S. Goldstein(4)	81,750	(4)	90,000	80,000	(5)	251,750
Amy M. Wilkinson(6)	67,875	(6)	90,000	—		157,875
(1)    These amounts represent the aggregate grant date fair value of RSAs granted in 2023 computed in accordance with FASB ASC Topic 718 (“ASC 718”). Each non-employee director received a grant of RSAs on June 15, 2023. The grant date fair value for each award of RSAs was based on the closing price of INNOVATE Common Stock of $1.94 on June 15, 2023.
(2)    This amount represents fees earned in 2023. Payment for third and fourth quarter fees in the amount of $42,562.50 was deferred until 2024.
(3)    This amount represents fees earned in 2023. Payment for the third and fourth quarter fees in the amount of $39,187.50 was deferred until 2024.
(4)    This amount represents fees earned in 2023. Payment for the third and fourth quarter fees in the amount of $40,875.00 was deferred until 2024.
(5)    This amount represents fees paid to Mr. Goldstein by DBM Global, Inc., a majority-owned subsidiary of the Company (“DBM Global”), for his service on the DBM Global Board of Directors in 2023.
(6)    This amount represents fees earned in 2023. Payment for the third and fourth quarter fees in the amount of $33,937.50 was deferred until 2024.
EXECUTIVE OFFICERS
Executive officers are appointed by and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 17, 2024.

Name	Age	Position
Paul K. Voigt	65	Interim Chief Executive Officer
Michael J. Sena	51	Chief Financial Officer and Corporate Secretary

Paul K. Voigt has served as Interim Chief Executive Officer at INNOVATE since July 2023 and is a director and/or officer of several of the Company’s subsidiaries. Mr. Voigt served as Senior Managing Director of Investments at INNOVATE (formerly HC2 Holdings, Inc.) from 2014 to 2018, where he helped spearhead capital raising and transaction sourcing activities. Mr. Voigt has also served as Senior Managing Director of Investments at Lancer Capital since 2019. Prior to that, Mr. Voigt served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013. Prior to joining Jefferies, he was Managing Director on the high yield sales desk at Prudential Securities from 1988 to 1996, following a professional baseball career from 1979 to 1987 with the Minnesota Twins, Los Angeles Dodgers and Detroit Tigers. He received a B.S. in electrical engineering from the University of Virginia in 1980 and an MBA from the University of Southern California in 1988.
Michael J. Sena has been INNOVATE’s Chief Financial Officer since June 2015, as Corporate Secretary since September 2023, and is a director and/or officer of several of the Company’s subsidiaries. Prior to joining the Company, Mr. Sena was the Senior Vice President and Chief Accounting Officer of HRG Group Inc. (“HRG") from October 2014 to June 2015, and previously served as the Vice President and Chief Accounting Officer, from November 2012 to October 2014. Mr. Sena was also the Vice President and Chief Accounting Officer of Zap.com, a subsidiary of HRG, from November 2012 to June 2015, and served as a director of Zap.com from December 2014 until June 2015. From January 2009 until November 2012, Mr. Sena held various accounting and financial reporting positions with Reader’s Digest Association, Inc., last serving as Vice President and North American Controller. Before joining Reader’s Digest Association, Inc., Mr. Sena served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009. Prior to that, Mr. Sena held various positions with PricewaterhouseCoopers, LLP. Mr. Sena is a Certified Public Accountant and holds a B.S. in Accounting from Syracuse University.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
Our compensation program for our named executive officers is designed to recognize the level of responsibility of each executive within the Company, taking into account the executive’s role and expected leadership within the Company, as well as to encourage decisions and actions that have a positive impact on our overall performance. The tables below set forth certain information regarding compensation paid or accrued for 2023 and 2022 to our principal executive officer (“PEO”) and other named executive officers.
Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each named executive officer. Based on this review, the Compensation Committee discusses, assesses, and approves any potential base salary increases related to the current fiscal year, awards annual incentive bonuses with respect to the prior fiscal year, and authorizes equity award grants. In connection with its review process, the Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through proxy statements, compensation-related public disclosures, industry trade journals and other sources. Recognizing that there is no one listed company that has a diverse group of businesses and geographic reach that would be comparable to the Company, the Compensation Committee conducts its compensation analysis by reviewing the compensation practices of companies with similar lines of operating business. The Compensation Committee also considers compensation practices at various investment banking institutions and private equity funds, as it believes the skill sets of its executives overlap with those required by those institutions. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers.
Typically, our CEO makes compensation recommendations to the Compensation Committee with respect to compensation of the named executive officers other than himself. With respect to our CEO, the Compensation Committee makes its decisions absent the input of the CEO.
We are a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act and are taking advantage of our ability to provide certain less comprehensive disclosures in our SEC filings, including reduced executive compensation disclosures.

Summary Compensation Information
2023 Summary Compensation Table
The following table sets forth, for the fiscal years ended December 31, 2023 and 2022, the total compensation paid or accrued to our named executive officers as determined in accordance with SEC disclosure rules.
In the case of equity awards granted to our named executive officers, the SEC disclosure rules require that the “Summary Compensation Table” include the aggregate accounting grant date fair value of equity awards granted during the applicable fiscal year. While these amounts represent the grant date accounting value of the awards, they do not represent amounts actually paid to the named executive officer in the applicable year or that may be paid in the future.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Paul K. Voigt (6) Interim Chief Executive Officer	2023	209,615	—	—	—	—	—	209,615
	2022	—	—	—	—	—	—	—

Michael J. Sena Chief Financial Officer	2023	581,900	—	256,668	—	440,000	56,000	1,334,568
	2022	506,000	—	256,667	—	513,333	6,000	1,282,000

Suzi Raftery Herbst (7) Former Chief Operating Officer and Corporate Secretary	2023	489,458	—	250,000	—	602,055	591,945	1,933,458
	2022	506,000	—	250,000	—	500,000	26,000	1,282,000

Wayne Barr, Jr. (8) Former President and Chief Executive Officer	2023	373,894	—	260,000	—	—	75,413	709,307
	2022	550,000	—	260,000	—	520,000	—	1,330,000
(1)    The amounts in this column represent cash bonuses granted to our named executive officers as sign-on bonuses or minimum bonuses required to be paid pursuant to employment agreements.

(2)    These amounts represent the aggregate grant date fair value of RSAs and/or restricted stock units (“RSUs”) granted in 2023 and 2022, as applicable, computed in accordance with ASC 718. The grant date fair value for each award of RSAs was based on the closing price of the Common Stock on the date of grant. The table above does not include an award effective as of October 6, 2023 of restricted stock units with an aggregate value of $1,500,000 based on the 10-day VWAP of the Common Stock on the date of grant made pursuant to Mr. Voigt’s employment agreement. The Company has not taken an accounting charge for this award because the grant of this award is subject to the availability of sufficient shares under the Second A&R 2014 Plan as there are currently insufficient shares of Common Stock available under the Second A&R 2014 Plan to settle this award.

(3)    The amounts in this column represent the aggregate grant date fair value of stock option awards granted, if any, computed in accordance with ASC 718. The table above does not include an award effective as of September 15, 2023 of an option to purchase 1,000,000 shares of Common Stock with an exercise price of $2.50 per share made pursuant to Mr. Voigt’s employment agreement. The Company has not taken an accounting charge for this award because the grant of this award is subject to the availability of sufficient shares under the Second A&R 2014 Plan as there are currently insufficient shares of Common Stock available under the Second A&R 2014 Plan to settle this award.

(4)    The amounts in this column represent annual cash incentive payments under our bonus plan. Amounts reported for each year are based on performance in such year, even if paid subsequent to year-end. See “Narrative Disclosure to Summary Compensation Table” below for a description of the bonus plan, which provides for the payment of amounts earned with respect to the 2023 performance period in a mix of cash and equity. See page 21 for an explanation of the method by which the cash payments in this column are calculated and paid.

(5)    Unless otherwise indicated, the amounts in this column represent matching contributions made by the Company to the Company’s 401(k) plan on behalf of each of the named executive officers who participated in such plan. For 2023, this amount also includes (1) for Mr. Sena, a $50,000 cash bonus received by Mr. Sena in connection with the closing on the sale by New Saxon 2019 Limited of its 19% equity interest in HMN International Co., Limited; and (2) for Ms. Herbst, a severance payment of $582,000, and $10,000 for outplacement services. For 2023 for Mr. Barr, this amount represents PTO payments.

(6)    Mr. Voigt was appointed Interim Chief Executive Officer of the Company effective July 25, 2023. Pursuant to the terms of his employment agreement, Mr. Voigt received a base salary of $500,000 per annum. Mr. Voigt agreed to defer his 2023 salary until 2024.

(7)    Ms. Herbst resigned from her position as Chief Operating Officer and Corporate Secretary effective October 20, 2023. Pursuant to Ms. Herbst’s Separation and Release Agreement, all previously unvested RSAs were vested on November 10, 2023.

(8)    Mr. Barr passed away on July 22, 2023. Pursuant to Mr. Barr’s employment agreement, all previously unvested RSAs were vested on July 22, 2023.

Narrative Disclosure to Summary Compensation Table
For fiscal year 2023, our executive compensation program for our named executive officers targeted the following core elements: (i) an annual base salary and (ii) an annual bonus based on the achievement of Company performance measures and each executive’s individual contributions to such achievement and the achievement of certain individual performance metrics, two-thirds payable in cash and one-third in equity payable over a three-year period, one-third on each of the first, second and third anniversary of the date of grant, subject to the executive’s continued employment with the Company. This total mix of payments allows us to provide compensation that directly addresses our compensation goals of talent retention, alignment of executive and stockholder interests and linking pay with performance. We also provide our named executive officers with additional benefits, including participation in a 401(k) plan. Individual performance of our named executive officers is reviewed on an annual basis during the Compensation Committee’s annual evaluation process, which is designed to ensure consistent global Company results, hold our named executive officers accountable for results and set expectations for future results. The Compensation Committee also from time to time may grant special cash bonuses, sign-on bonuses, cash retention bonuses or incentive equity awards to named executive officers to recognize particularly strong achievement or for specific recruitment or retention purposes.
2023 Executive Incentive Program
The incentive compensation program rewards our named executive officers for achieving our key business goals and objectives and is intended to further enhance the alignment between them and our stockholders.
The 2023 annual incentive program for our former Chief Executive Officer, Chief Financial Officer, and former Chief Operating Officer (the “2023 Plan”) was tied to the achievement of corporate and individual performance goals. The Compensation Committee administers the Second A&R 2014 Plan and has broad authority to administer, construe and interpret the plans. The Second A&R 2014 Plan provides for the grant of awards of non-qualified stock options, incentive stock options, SARs, RSA, RSUs and other stock based awards, performance compensation awards (including cash bonus awards) or any of the foregoing.
We believe that this mix of equity awards and cash will further incentivize our officers to achieve our long-term objectives while preserving our cash position.
The structure and applicable performance goals of our executive incentive program will be reevaluated on an annual basis by the Compensation Committee as our business model evolves to ensure that we continue to provide incentive compensation that is subject to the achievement of our key business goals and objectives.
Based on an assessment of the pre-established performance goals under the 2023 Plan in respect of fiscal year 2023 performance, the Compensation Committee determined that Mr. Sena earned a bonus of $660,000, which bonuses were paid two-thirds in cash and one-third in RSAs that are subject to vesting over a three-year period, one-third on each of the first, second and third anniversary of the date of grant subject to the Executive's continued employment with the Company. In addition, $602,055 will be paid for bonus 100% in cash as part of Ms. Herbst’s Separation and Release Agreement with the Company.
Pursuant to the Voigt Employment Agreement (as defined below), the Company granted to Mr. Voigt (i) effective as of October 6, 2023, a restricted stock award under the Second A&R 2014 Plan of shares of of shares of Common Stock with a fair market value of $1,500,000 based on the closing price of the Common Stock on October 6, 2023, which, subject to approval of Proposal 7, will be 100% vested on July 25, 2024, the first anniversary of the date on which his employment by the Company began; and (ii) effective as of September 15, 2023, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of the Common Stock at an exercise price of $2.50 per share, which, subject to approval of Proposal 7, will also be 100% vested on July 25, 2024. If Proposal 7 is not approved, this restricted stock award and this option will vest 100% on the first anniversary of the grant date.

The Voigt Employment Agreement also provides that the Company shall grant to Mr. Voigt on September 15, 2024, and each September 15 thereafter during the term of the Voigt Employment Agreement, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of Common Stock, with an exercise price to be determined by the Compensation Committee, which will be 100% vested on the first anniversary of the grant date.

Other than the RSAs listed above, we do not currently expect to make any grants of equity awards to the officers listed above in 2024 in respect of their ongoing service as executive officers.

The table below shows the amounts awarded to each named executive officer under the bonus plan in respect of fiscal year 2023 performance:

Title	Cash ($)	Equity ($)	Total Bonus ($)
Interim Chief Executive Officer	$—	$—	$—
Chief Financial Officer	440,000	220,000	660,000
Former Chief Operating Officer	602,055	—	602,055
Total NEO	$1,042,055	$220,000	$1,262,055
Cash amounts payable pursuant to the bonus plan are included in the column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for fiscal year 2023 (although no amounts are actually payable until after the end of fiscal year 2023). However, in the case of equity awards, the SEC disclosure rules require that the Summary Compensation Table and the Grants of Plan-Based Awards table include for each fiscal year the aggregate fair value, as of the grant date, of equity awards granted only during the applicable fiscal year. The equity awards that were earned by our named executive officers pursuant to the bonus plan in respect of fiscal year 2023 performance were granted following the end of fiscal year 2023. As these equity awards were made after the end of fiscal year 2023, they are not included in the Summary Compensation Table and Grants of Plan-Based Awards Table in this Proxy Statement, but in accordance with SEC rules will be included in next year’s table for our named executive officers in fiscal year 2024.
Pay Versus Performance Disclosure

The following tables and related disclosures provide information for the years indicated about (i) the “total compensation” of our PEO, and our other named executive officers (the “Non-PEO NEOs”), (ii) the “compensation actually paid” to our PEO and Non-PEO NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates decisions in light of company or individual performance.
Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income ($)(millions)
2023	$918,922	$975,500	$1,634,013	$1,491,858	$33.24	$(38.9)
2022	1,330,000	1,060,155	1,329,484	1,012,492	50.54	(42.0)
2021	1,375,000	1,393,160	1,180,375	1,188,329	100.00	(236.2)
(1) For 2023, the PEO was Wayne Barr, Jr., who served from January 1, 2023 through July 22, 2023, and Paul K. Voigt, who served from July 25, 2023 through year-end, and for 2021 and 2022 the PEO was Wayne Barr, Jr. The 2023 amounts reflected include $709,307 for Mr. Barr and $209,615 for Mr. Voigt. Mr. Voigt’s compensation was deferred until 2024.

(2) The non-PEO NEOs for whom the average compensation is presented in this table for 2023 are Michael J. Sena and Suzi R. Herbst, for 2022 are Joseph A. Ferraro, Michael J. Sena and Suzi R. Herbst, and for 2021 are Joseph A. Ferraro and Michael J. Sena.

(3) The following tables set forth the adjustments made during each year presented in the Pay Versus Performance Table to arrive at “compensation actually paid” to our PEO and Non-PEO NEOs during the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	2023	2022	2021
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	$(260,000)	$(260,000)	$(375,000)
Deduction for Amounts Reported under the “Option Awards” Columns in the SCT	—	—	—
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	—	$135,811	$370,000
Increase for Fair Value of Awards Granted during year that Vested during year	$154,402	—	—
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	—	$122,001	$4,552
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$162,175	$(23,655)	$18,608
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	—	—	—
Increase based upon Incremental Fair Value of Awards Modified during year	—	—	—
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	—	—	—
Total Adjustments	$56,577	$(269,845)	$18,160

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEOs	2023	2022	2021
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	$(253,334)	$(245,625)	$(255,000)
Deduction for Amounts Reported under the “Option Awards” Columns in the SCT	—	—	—
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	$53,874	$88,218	$251,600
Increase for Fair Value of Awards Granted during year that Vest during year	$50,341	$16,076	$—
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$(22,762)	$(52,867)	$1,048
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$52,687	$(122,795)	$10,307
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	—	—	—
Increase based upon Incremental Fair Value of Awards Modified during year	$(22,961)	—	—
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	—	—	—
Total Adjustments	$(142,155)	$(316,992)	$7,955

(4) Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our Common Stock on December 31, 2021.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the company’s TSR over the fiscal three year period from 2021 through 2023.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the company’s Net Loss over the fiscal two year period from 2022 through 2023.

Employment Agreements
Employment Agreement with Paul K. Voigt
On October 6, 2023, the Company entered into an employment agreement with Mr. Voigt to serve as the Company’s Interim Chief Executive Officer (the “Voigt Employment Agreement”). The Voigt Employment Agreement provides that Mr. Voigt will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Voigt Employment Agreement, Mr. Voigt receives an annual base salary, is eligible to receive an annual discretionary bonus as determined by the Compensation Committee and is entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses. Pursuant to the Voigt Employment Agreement, the Company granted to Mr. Voigt (i) effective as of October 6, 2023, a restricted stock award under the Second A&R 2014 Plan of shares of Common Stock with a fair market value of $1,500,000 based on the closing price of the Common Stock on October 6, 2023, which, subject to approval of Proposal 7, will be 100% vested on July 25, 2024, the first anniversary of the date on which his employment by the Company began and (ii) effective as of September 15, 2023, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of the Common Stock at an exercise price of $2.50 per share, which, subject to approval of Proposal 7, will also be 100% vested on July 25, 2024. If Proposal 7 is not approved, this restricted stock award and this option will vest 100% on the first anniversary of the grant date.
The Voigt Employment Agreement also provides that the Company shall grant to Mr. Voigt on September 15, 2024 and each September 15 thereafter during the term of the Voigt Employment Agreement, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of Common Stock, with an exercise price to be determined by the Compensation Committee, which will be 100% vested on the first anniversary of the grant date.
In the event of Mr. Voigt’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination;

Pursuant to the Voigt Employment Agreement, Mr. Voigt is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Voigt receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Voigt’s separation from the Company. Mr. Voigt is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.
Employment Agreement with Michael J. Sena
On May 20, 2015, the Company entered into an employment agreement with Michael J. Sena to serve as the Company’s Chief Financial Officer (the “Sena Employment Agreement”). The Sena Employment Agreement provides that Mr. Sena will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Sena Employment Agreement, Mr. Sena receives an annual base salary, is eligible to receive an annual bonus at the discretion of the Compensation Committee, and is entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses.
In the event of Mr. Sena’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Sena is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Sena Employment Agreement), Mr. Sena will not be entitled to any earned but unpaid discretionary cash bonus. The Sena Employment Agreement further provides that upon a termination of Mr. Sena’s employment by the Company without Cause or by Mr. Sena for Good Reason, then Mr. Sena will be entitled to receive the severance payments and benefits in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. See “Potential Payments to Named Executive Officers Upon Termination or Change in Control – Severance Guidelines” below for additional information on the Company’s severance guidelines.

Pursuant to the Sena Employment Agreement, Mr. Sena is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Sena receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Sena’s separation from the Company. Mr. Sena is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Separation and Release Agreement with Suzi Raftery Herbst
On September 21, 2023, the Company entered into a Separation and Release Agreement with Suzi Raftery Herbst, the Company’s former Chief Operating Officer and Corporate Secretary, which provided that Ms. Herbst’s employment would terminate on October 20, 2023. Ms. Herbst received severance payments and benefits described in and subject to the terms of the Severance Guidelines (described below in “Potential Payments to Named Executive Officers upon Termination or Change of Control - Severance Guidelines”).

Potential Payments to Named Executive Officers Upon Termination or Change in Control
Severance Guidelines

On October 21, 2021, the Company adopted Executive Severance Guidelines (the “Severance Guidelines”), which provide for certain payments to be made to our named executive officers in the event they experience a qualifying termination of employment. Severance benefits are an important tool in attracting and retaining key employees and provide a degree of financial security to those employees. The Severance Guidelines provide that upon termination of a named executive officer’s employment by the Company without Cause or by a named executive officer for Good Reason, such named executive officer is entitled to (i) an amount equal to his or her annual base salary plus a pro-rated annual bonus (based on the amount such named executive officer received in the prior year), (ii) for the year of termination, payment of twelve months of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health benefit premiums, if eligible, and (iii) twelve months of outplacement services subject to execution of a separation and release agreement. All payments are to be made in a single lump sum. In addition, the Severance Guidelines provide that a named executive officer will receive full vesting of any outstanding unvested equity awards and the exercise period for any applicable outstanding equity awards is extended to twelve months following his or her termination of employment (or the expiration date, if earlier).

Payments Upon a Change in Control

Outstanding equity awards granted under the 2014 Plan may be accelerated by the Board upon a change in control (as defined in the 2014 Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.

Outstanding equity awards granted under the Second A&R 2014 Plan and the A&R 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a change in control (as defined in the Second A&R 2014 Plan and the A&R 2014 Plan) if a “replacement award” (as defined in the Second A&R 2014 Plan and the A&R 2014 Plan) is promised to a participant in connection with the change in control. The vesting of a replacement award will only accelerate in connection with the change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
Treatment of Equity Awards of Our Named Executive Officers Upon Termination
Pursuant to the named executive officers’ employment agreements, the Second A&R 2014 Plan, the A&R 2014 Plan, the 2014 Plan and the award agreements thereunder, named executive officers are generally not entitled to receive accelerated vesting of any unvested RSAs, RSUs and stock options by reason of the named executive officer’s termination of his or her employment with the Company, except as provided below:
•Awards granted under the Second A&R 2014 Plan and the A&R 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will accelerate upon involuntary termination within two years of a Change in Control if the award is a replacement award (as such terms are defined in the A&R 2014 Plan).
•Vested options issued under any of the plans generally remain exercisable for a period of time following termination, the extent of which depends on the reason for the termination, except that in the event the grantee is terminated for Cause (as defined in the applicable plan), any vested and unexercised options would also be forfeited.
•Notwithstanding the foregoing, the updated Severance Guidelines provide that in the event of a qualifying termination, the named executive officers will receive full vesting of any outstanding unvested equity awards and the exercise period for any applicable outstanding equity awards is extended to twelve months following his or her termination of employment (or the expiration date, if earlier).

Treatment of Unvested Equity Awards of Our Named Executive Officers Upon a Change in Control or Similar Transaction
•Outstanding equity awards granted under the Second A&R 2014 Plan and the A&R 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a Change in Control (as defined in the applicable plan) if a “replacement award” (as defined in the applicable plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
•Outstanding equity awards granted under the 2014 Plan may be accelerated by the Board upon a Change in Control (as defined in the 2014 Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.

Other Terms Applicable to Named Executive Officers
Pursuant to their respective employment agreements, each named executive officer is also subject to (i) non-compete restrictive covenants during the term of his or her employment and for so long as he or she receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his or her employment and for eighteen months following his or her separation from the Company. Each named executive officer is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.
In addition to the compensation components discussed above, the named executive officers receive benefits consistent with those offered generally to employees, which consist of life insurance, travel accident insurance, health insurance, dental insurance, vision insurance, short-term and long-term disability and opportunities to participate in the Company’s retirement plan. Named executive officers are eligible to participate in the Company’s 401(k) plan on the same basis as other employees. The Company matches 50% of participant’s 401(k) plan contributions, up to the first 6% of such participant’s salary, with a maximum of $6,000 annually.
Pursuant to the equity agreements under the equity incentive plans, incentive compensation for employees is subject to recoupment or forfeiture, as applicable, in the event that, for example, the Company restates its reported financial results, makes a mistake in calculations (to the extent that either such occurrence resulted in an excess award amount being paid) or to the extent required by applicable law (including, Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act).
Tax Considerations
Section 162(m) of the IRC generally limits the deductibility of certain compensation in excess of $1 million per year to any “covered employee.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the IRC and, among other things. Prior to the amendment, qualified performance-based compensation was not subject to this deduction limit if certain requirements were met. Under the Tax Cuts and Jobs Act, the performance-based exception has been repealed, unless compensation qualifies for certain transition relief. In addition, beginning in 2018, the executive officers subject to Section 162(m) of the IRC (the “Covered Employees”) include any individual who served as the CEO or chief financial officer (“CFO”) at any time during the taxable year and the three other most highly compensated executive officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, the Compensation Committee will not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) of the IRC if the Compensation Committee determines that doing so is in the best interests of the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to our named executive officers concerning unexercised stock option awards and unvested RSA and RSU awards as of December 31, 2023.

Name	Options				Stock
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Wayne Barr, Jr. (2)	—	—	—	—	—	—	—	—

Paul K. Voigt (3)	—	—	—	—	—	—	—	—

Michael J. Sena
Granted: March 10, 2017 (4)	8,266	—	5.50	3/10/2027	—	—	—	—
Granted: March 10, 2017 (5)	26,626	—	5.50	3/10/2027	—	—	—	—
Granted: March 16, 2018 (6)	70,880	—	5.45	3/16/2028	—	—	—	—
Granted: March 15, 2019 (7)	71,548	—	2.62	3/15/2029	—	—	—	—
Granted: March 15, 2021 (8)	—	—	—	—	23,333	28,700	—	—
Granted: March 11, 2022 (9)	—	—	—	—	47,797	58,790	—	—
Granted: March 15, 2023 (10)	—	—	—	—	87,600	107,748	—	—

Suzi Raftery Herbst (11)	—	—	—	—	—	—	—	—
(1)    Values calculated based on the closing price of Common Stock on December 31, 2023 of $1.23 per share.

(2)    Mr. Barr passed away on July 22, 2024. As a result of his passing, pursuant to the terms of his employment agreement with the Company, all previously granted RSAs vested on July 22, 2024.

(3)    Pursuant to Mr. Voigt’s employment agreement with the Company, the Company granted to Mr. Voigt (i) effective as of October 6, 2023, a restricted stock award under the Second A&R 2014 Plan of shares of Common Stock with a fair market value of $1,500,000 based on the closing price of the Common Stock on October 6, 2023, which, subject to approval of Proposal 7, will be 100% vested on July 25, 2024, the first anniversary of the date on which his employment by the Company began and (ii) effective as of September 15, 2023, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of the Common Stock at an exercise price of $2.50 per share, which, subject to approval of Proposal 7, will also be 100% vested on July 25, 2024. If Proposal 7 is not approved, this restricted stock award and this option will vest 100% on the first anniversary of the grant date.

These awards are excluded in the above table, as the grants are subject to the availability of sufficient shares under the Second A&R 2014 Plan as there are currently insufficient shares of Common Stock available under the Second A&R 2014 Plan to settle these grants.

(4)    Mr. Sena was granted 8,266 stock options on March 10, 2017, which were fully vested on the grant date.

(5)    Mr. Sena was granted 26,626 stock options on March 10, 2017, all of which are fully vested.

(6)    Mr. Sena was granted 70,880 stock options on March 16, 2018, all of which are fully vested.

(7)    Mr. Sena was granted 71,548 stock options on March 15, 2019, all of which are fully vested.

(8)    Mr. Sena was granted 70,000 RSAs on March 15, 2021, 23,333 of which vested on March 15, 2022, 23,334 of which vested on March 15, 2023 and 23,333 of which vested on March 15, 2024.

(9)    Mr. Sena was granted 71,695 RSAs on March 11, 2022, 23,898 of which vested on March 11, 2023, 23,899 of which vested on March 11, 2024, and 23,898 of which will vest on March 11, 2025, subject to continued employment with the Company.

(10)    Mr. Sena was granted 87,600 RSAs on March 15, 2023, 29,200 of which vested on March 15, 2024, 29,200 of which will vest on March 15, 2025, and 29,200 of which will vest on March 15, 2026, subject to continued employment with the Company.

(11)    Ms. Herbst resigned from her position as Chief Operating Officer effective October 20, 2023, and, pursuant to the terms of her Separation and Release Agreement with the Company, all previously granted RSAs vested on November 10, 2023.

CERTAIN RELATIONSHIPS
Lancer Capital Debt Financing
During the year ended December 31, 2022, R2 Technologies, Inc. (“R2”) entered into various note purchase agreements with Lancer Capital LLC (“Lancer Capital”), an entity controlled by Avram A. Glazer, the Chairman of INNOVATE's Board of Directors, for an aggregate $10.8 million in notes at a 18% per annum interest rate as of December 31, 2022. During 2023, R2 closed on an additional $6.6 million of notes, including $1.3 million of unpaid accrued interest which was capitalized into the new principal balance, increasing the aggregate outstanding principal to $17.4 million as of December 31, 2023. The per annum interest rate on the outstanding principal balance also increased to 20%. In addition, after various amendments throughout 2023, R2 entered into an amendment with Lancer Capital on November 15, 2023 to extend the maturity date of all outstanding prior existing notes to the earlier of January 31, 2024 or within five business days of the date on which R2 receives an aggregate $20.0 million from the consummation of a debt or equity financing.
Subsequent to year end, the notes expired on January 31, 2024. Effective January 31, 2024, R2 and Lancer Capital simultaneously issued a new note with an aggregate original principal amount of $20.0 million, which is comprised of the prior outstanding principal amounts and unpaid accrued interest of $2.6 million, which was capitalized into the new principal balance, with future interest payable monthly in cash or, if not paid in cash, accrued and unpaid interest is capitalized monthly into the principal balance. The maturity date of the new note is April 30, 2024 or within five business days of the date on which R2 Technologies receives an aggregate $20.0 million from the consummation of a debt or equity financing or has a change in control, as defined in the agreement, with an optional prepayment of the entire then-outstanding and unpaid principal and accrued interest upon five-days written notice to Lancer Capital. The new note also includes an exit fee payable upon the earliest of the maturity date, the acceleration date of the principal amount of the note, for any reason as defined in the agreement, or the date upon which any prepayment is made. The exit fee shall be equal to 10.20% if payment is made anytime from February 1, 2024 through February 29, 2024, 10.37% if payment is made anytime from March 1, 2024 through March 31, 2024, and 10.54% if payment is made anytime from April 1, 2024 through April 30, 2024.

Other

In December 2023, the Company entered into a sublease agreement with Palm Beach Cultural Innovation Center, Inc. (“PBCIC”), a Florida not-for-profit corporation and related party to Avram A. Glazer, the Chairman of INNOVATE's Board of Directors, who is also on the board of directors of PBCIC. Pursuant to the sublease, the Company allows PBCIC use of the underlying space with no required lease payments and, as consideration, PBCIC has agreed to undertake all of the tenant’s build-out costs and related obligations under the lease agreement between the Company, as tenant, and RPP Palm Beach Property LP, as landlord.

Lancer Capital held $2.0 million of principal amount of the Company's $51.8 million 7.5% 2026 Convertible Notes, as of both December 31, 2023 and 2022. As of December 31, 2023, the $2.0 million in notes are convertible into 468,594 shares of Common Stock. During both the years ended December 31, 2023 and 2022, Lancer Capital earned $0.2 million in interest relating to these notes.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023.

Plan Category	Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options and Rights (1)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding Securities Reflected in column (a))(2)
Equity compensation plans approved by security holders	4,642,811		$5.17	814,677
Equity compensation plans not approved by security holders	—	(3)	—	—
Total	4,642,811		$5.17

(1)    Represents the weighted-average exercise price of stock options outstanding under the Second A&R 2014 Plan, the Philip Falcone Option Agreement and the Management Compensation Plan.

(2)    These amounts represent shares available for issuance under the Second A&R 2014 Plan as of December 31, 2023. Pursuant to the Second A&R 2014 Plan, no further awards may be granted under the Company’s Management Compensation Plan (the “Management Compensation Plan”). However, awards that had been previously granted pursuant to the Management Compensation Plan will continue to be subject to and governed by the terms of the Management Compensation Plan.

(3)    Does not include an option to purchase 1,000,000 shares of Common Stock at an exercise price of $2.50 granted to Mr. Voigt effective as of September 15, 2023 pursuant to the terms of his employment agreement subject to the availability of sufficient shares under the Second A&R 2014 Plan.

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2023 with the Company’s management, and also has discussed with BDO USA, P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 regarding “Communications with Audit Committees.” The Audit Committee received both the written disclosures and the letter from BDO USA, P.C. required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence and has discussed with BDO USA, P.C. the independence of BDO USA, P.C. from the Company.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company for fiscal year 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 6, 2024.

Submitted by the Audit Committee,
Brian S. Goldstein (Chair)
Warren H. Gfeller
Amy M. Wilkinson

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

ADVISORY VOTE ON COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS (“SAY ON PAY VOTE”)

(PROPOSAL 2)
The Dodd-Frank Act and related rules of the SEC (including Section 14A of the Exchange Act) enables stockholders to approve, on an advisory basis, a resolution on our executive compensation, as disclosed in this Proxy Statement. We describe this item as an advisory vote on executive compensation, but it is more commonly known as a “Say on Pay Vote.” Under these same rules, we are required to give stockholders the opportunity to express their views as to how frequently we should conduct a Say on Pay Vote (commonly known as the “Say on Frequency Vote”). Our last Say on Frequency Vote was held at the 2019 Annual Meeting, at which time our stockholders expressed the view that our Say on Pay Votes should be held on an annual basis. Though the results of Say on Frequency Votes are non-binding, as a result of this Say on Frequency Vote, we have determined to conduct Say on Pay Votes every year.
In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers. We are a “smaller reporting company” and have elected to provide scaled compensation-related disclosures permitted as a “smaller reporting company.” While we do not have a “Compensation Discussion and Analysis” section in this proxy statement, we encourage stockholders to review the “Executive Compensation” section of this Proxy Statement, including the summary compensation table and related narrative disclosure. As described in that section, we believe that our compensation program has been appropriately designed to meet its objectives. A significant portion of the compensation provided to the named executive officers is based upon the Company’s performance and the performance of our share price, and we believe this compensation structure closely aligns the interests of our named executive officers with the interests of our stockholders.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Accordingly, we are asking our stockholders to approve, on a non-binding, advisory basis, the following resolution in respect of this Proposal 2:
“RESOLVED, that the compensation paid to INNOVATE’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”
Vote Required
The favorable vote of the holders of a majority of Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis), present in person or by proxy at the 2024 Annual Meeting will constitute the stockholders’ approval of this proposal, will be non-binding. Abstentions will have the same effect as a vote AGAINST this proposal and broker non-votes will have no effect on the outcome of this.

BOARD RECOMMENDATION
The Board unanimously recommends a vote, on a non-binding, advisory basis, “FOR” the non-binding approval of our executive compensation.

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE FOR EXCULPATION OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO DELAWARE LAW
(PROPOSAL 3)
The Proposal
The Board has unanimously adopted, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation to limit the personal liability of certain of our senior officers as permitted by recent amendments to the Delaware General Corporation Law (the “DGCL”) (the “Officer Exculpation Amendment”). Article SIXTH of our Certificate of Incorporation currently limits the personal liability of directors for monetary damages for breaches of their fiduciary duty of care pursuant to, and consistent with, Section 102(b)(7) of the DGCL. This is referred to as “exculpation.” Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation to extend exculpation to certain senior officers. In order to extend the protections of the recently amended Section 102(b)(7) of the DGCL to its officers, a Delaware corporation must affirmatively amend its certificate of incorporation to include such a provision, as the protections do not apply automatically.
The Board believes that amending the Certificate of Incorporation to add the liability protection for senior officers is in the best interest of the Company and our stockholders because it will allow us to (i) continue to attract and retain experienced and qualified executives, as similar officer exculpation provisions are likely to be adopted by our peers and others with whom we competes for executive talent, and (ii) reduce personal legal exposure and help curb corporate litigation and associated insurance costs. Furthermore, the Officer Exculpation Amendment would more generally align the protections available to our senior officers with those protections currently available to its directors.
Amended Section 102(b)(7) of the DGCL provides that only certain officers may be entitled to exculpation; namely: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in the corporation’s public filings with the SEC as one of the most highly compensated executive officers of the corporation (i.e., the named executive officers); and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of accepting service of process (collectively, the “covered officers”).
The Officer Exculpation Amendment would permit the exculpation of the covered officers for personal liability for monetary damages in connection with direct claims brought by stockholders for breach of fiduciary duty of care, including class actions, but would not exculpate such officers’ personal liability for monetary damages for breach of fiduciary duty of care claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Accordingly, the Company and our stockholders would still have the ability to hold officers accountable for wrongdoing. In addition, as is currently the case for directors under the Certificate of Incorporation, the Officer Exculpation Amendment would not limit the liability of the covered officers for: (i) a breach of the duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the officer derived an improper personal benefit.
In determining the advisability of the Officer Exculpation Amendment, the Board considered the narrow class and type of claims from which the covered officers would be exculpated from liability pursuant to amended Section 102(b)(7) of the DGCL, the limited number of our officers to which the protections would apply, and the benefits the Board believes would accrue to the Company by extending exculpation protection to our senior officers in addition to our directors.
The full text of Article SIXTH of the Certificate of Incorporation, as proposed to be amended, is as follows:
“SIXTH: No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article SIXTH (including by merger, consolidation or otherwise) shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring, or any cause of action, suit or claim arising, prior to such repeal or modification.”
If the Officer Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Certificate of Incorporation setting forth the Officer Exculpation Amendment, which we expect to do promptly after the Annual Meeting. If the Officer Exculpation Amendment is not approved by our stockholders, Article SIXTH of our Certificate of Incorporation will remain unchanged.
Vote Required
The favorable vote of a majority of the shares of Common Stock and Preferred Stock entitled to vote at the 2024 Annual Meeting, voting as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions and broker non-votes have the same effect as votes AGAINST this proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of the Amendment to our Certificate of Incorporation to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law.

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

(PROPOSAL 4)

The Proposal

The Board has unanimously adopted, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock. The number of shares of stock the Company is authorized to issue is set forth in Article FOURTH of our Certificate of Incorporation, which currently provides that the Company is authorized to issue a total of 180,000,000 shares, consisting of 160,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment would increase the total number of authorized shares to 270,000,000 shares and the number of authorized shares of Common Stock from 160,000,000 to 250,000,000 shares. The authorized shares of preferred stock would remain at 20,000,000. If approved by the Company’s stockholders, this amendment would become effective upon filing of an appropriate certificate of amendment with the Secretary of State of the State of Delaware.

The proposed amendment to Article FOURTH of the Certificate of Incorporation would amend and restate clause (a) of Article FOURTH to read in its entirety as follows:

“(a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 270,000,000 shares of capital stock, consisting of (i) 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

The additional shares of Common Stock authorized by the proposed amendment would become a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. The proposed amendment will not affect the par value of the Common Stock, which will remain at $0.001 per share. The shares would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive rights to purchase Common Stock or other securities or to cumulative voting rights.

As of the Record Date, 79,885,927 shares of Common Stock were issued and outstanding, 1,487,992 shares were held in treasury, 52,585,681 shares were reserved for issuance upon conversion of the Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series C Preferred Stock and 2026 Convertible Notes, 4,634,290 shares were reserved for issuance upon exercise of outstanding stock options granted under the Second A&R 2014 Plan, 163,471 shares were reserved for issuance upon exercise of awards that may be granted under the Second A&R 2014 Plan, and additional 22,730,631 shares of Common Stock were unreserved for any purpose and available for issuance.

The Board believes that the additional authorized shares of Common Stock will provide the Company with the necessary flexibility to utilize shares of Common Stock for various corporate purposes that may be identified in the future which are expected to enhance stockholder value without further approval of the Company’s stockholders. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under the stock plan, and other types of general corporate purpose transactions. We believe that it is important to have the flexibility to issue shares of Common Stock beyond the limited amount remaining. Failure to implement the proposed amendment could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

We have not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes. However, the availability of additional authorized shares of Common Stock for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. We are not aware of any pending or threatened efforts to acquire control of the Company. There are no plans or arrangements to use the additional authorized shares other than as disclosed in this Proxy Statement.

No Appraisal Rights

Stockholders do not have appraisal rights under the DGCL or under the Certificate of Incorporation in connection with the Authorized Shares Proposal, and we will not independently provide stockholders with any such right.

Vote Required

The favorable vote of a majority of votes cast at the 2024 Annual Meeting by the holders of Common Stock, voting separately as a class, and the favorable vote of a majority of votes cast at the 2024 Annual Meeting by the holders of Common Stock and Preferred Stock entitled to vote, voting together as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions will have no effect on the outcome of this proposal. Your nominee will have discretionary authority to vote your shares if you do not provide instructions as to how your shares should be voted on this proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of the amendment to our Certificate of Incorporation to increase the authorized shares of Common Stock.

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT
A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK

(PROPOSAL 5)

The Proposal

Our Board has unanimously approved, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation to effect a reverse stock split of all of our issued shares of Common Stock by a ratio of between 1-for-2 and 1-for-10 without changing the number of authorized shares (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion and without further action by the Company’s stockholders.

We are proposing that the Board have the discretion to select the Reverse Stock Split ratio within the range of between 1-for-2 and 1-for-10, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the range of between 1-for-2 and 1-for-10 is in the best interests of the Company’s stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

If this proposal is approved by our stockholders and ultimately implemented by our Board of Directors, all issued shares of our Common Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series C Preferred Stock and convertible debt will be affected, meaning all outstanding shares of Common Stock and the other aforementioned equity instruments held by our stockholders and all shares of Common Stock held by the Company as treasury stock will change. Because the number of issued shares of Common Stock will be reduced in the Reverse Stock Split without a corresponding reduction in authorized shares of Common Stock, the Reverse Stock Split will have the net effect of increasing the number of shares of Common Stock available for issuance relative to the number of shares issued and outstanding. The Board believes that this relative increase in the availability of authorized Common Stock will provide the Company with more flexibility to execute potential future capital-raising transactions that involve the issuance of Common Stock.

If this proposal is approved by our stockholders and ultimately implemented by our Board of Directors, a certificate of amendment to our Certificate of Incorporation shall be filed with the Secretary of State of the State of Delaware amending clause (a) of Article FOURTH of the Certificate of Incorporation by adding the following paragraphs immediately following the end thereof (with the time and date of the “Effective Time” and the Reverse Stock Split ratio determined by the Board to be inserted):

“Effective at [____] p.m., Eastern time, on [_______] (the “Effective Time”), a one-for-[_] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [_] shares of Common Stock issued and held of record by each stockholder of the Corporation, or held by the Corporation in treasury stock, immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share.

No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (1) additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock have been reclassified; and with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one (1) additional share of Common Stock automatically and without any action by the holder.

Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.”

If the Board does not implement the Reverse Stock Split by December 31, 2024, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split, if implemented, will be realized simultaneously for all issued Common Stock. The Reverse Stock Split, if implemented, will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as further described below. As of the Record Date, there were 79,885,927 shares of Common Stock issued and outstanding. Based on such number of shares of Common Stock issued, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, issued shares of stock as illustrated in the tables under the caption “Principal Effects of the Reverse Stock Split - General.” The Reverse Stock Split, if implemented, will not change the par value of our Common Stock but it will affect outstanding stock options, restricted stock awards, time-based and performance-based restricted stock units and other stock-based awards, and the Preferred Stock as described in “Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder” below.

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

•maintain the listing of our Common Stock on the New York Stock Exchange (“NYSE”);
•increase the per share price of our Common Stock;
•maintain or improve the marketability and liquidity of our Common Stock; and
•provide other potential benefits.

Each of these potential benefits are discussed in more detail below.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

After taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Maintain Our Listing on the NYSE

Our Board is seeking stockholder approval of the Reverse Stock Split with the primary intent of increasing the price of our Common Stock in order to meet the NYSE’s minimum price per share criteria for continued listing on that exchange. Our Common Stock currently is publicly traded and listed on the NYSE under the symbol “VATE.” On February 26, 2024, we received a notification letter from the NYSE notifying us that the closing price for our Common Stock had been below $1.00 for the previous 30 consecutive trading days and that we therefore are “below criteria” for continued listing on the NYSE and subject to the procedures outlined in Sections 801 and 802 of the NYSE Listed Company Manual. The notification provided us with a cure period of six months, or until August 26, 2024, in which to regain compliance. To regain compliance, the closing price of our Common Stock must be at least $1.00 and the average closing price of our Common Stock over the preceding 30 trading days must be at least $1.00, and in such case, the NYSE will provide us with written confirmation of compliance. It is the Board’s intent to implement a reverse stock split prior to the expiration of the cure period on August 26, 2024.

As of the Record Date, the closing price of one share of our Common Stock was $0.60. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock on the NYSE, therefore reducing the risk that our Common Stock could be delisted from the NYSE.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on the NYSE. Accordingly, the Board recommended that our stockholders approve the Reverse Stock Split Amendment and directed that this proposal be submitted to our stockholders for approval at the 2024 Annual Meeting.

Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders. Our Common Stock could be delisted from the NYSE because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing under NYSE continued listing standards. Our shares may then be quoted on the OTC Bulletin Board or other small trading markets, which are generally considered to have less volume and be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, decrease to nominal levels of trading and be unattractive to retail and institutional investors, impairing the liquidity of our Common Stock.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of our Common Stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of Common Stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain or improve the Marketability and Liquidity of the Common Stock

The Board believes that continued listing on the NYSE provides overall credibility to an investment in the Common Stock, given the stringent listing and disclosure requirements of the NYSE. In addition to addressing this NYSE listing matter, we believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like the NYSE, over lower-priced securities quoted on the over-the-counter markets:

•    Stock Price Requirements and Related Policies: A reverse stock split could allow a broader range of institutions to invest in our Common Stock (including investors that, as a matter of policy, avoid or are prohibited from buying stocks that are priced below a certain per share price threshold), potentially increasing the liquidity of our Common Stock. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing or trading in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. The presence of these factors may be adversely affecting the pricing of our Common Stock as well as its trading liquidity. An increase in the Common Stock price could help increase interest in our stock from analysts and brokers as their policies can discourage them from following or recommending companies with low stock prices.

•    Stock Price Volatility: A higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find the Common Stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.

•    Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.

•    Access to Capital Markets: If our Common Stock is delisted from the NYSE, investor demand for additional shares of our Common Stock will be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital to continue as a going concern.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our Common Stock by avoiding these internal policies and practices. Increasing visibility of our Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes. Additionally, the net result of the Reverse Stock Split without a corresponding adjustment in authorized shares would result in an effective increase in authorized Common Stock. The Board believes that this effective increase in the availability of authorized Common Stock will provide the Company with more flexibility to execute potential future capital-raising transactions that involve the issuance of Common Stock.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

•    the historical trading price and trading volume of the Common Stock;
•    the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short- and long-term;
•    the continued listing requirements for the Common Stock on the NYSE or other applicable exchange and our ability to maintain the listing of our Common Stock on the NYSE;
•    actual and forecasted results of operations, and the likely effect of these results on the market price of Common Stock;
•    the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock;
•    the number of shares of Common Stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
•    the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
•    prevailing general market, industry and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split (including all of the fixed reverse stock split ratios), notwithstanding stockholder approval thereof, if our Board determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In making such determination, our Board will take into account certain factors including the expected trading prices for our Common Stock, actual or forecasted results of operations and the likely effect of such results on the market price of our Common Stock, as well as the factors described above.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock.

We expect that the Reverse Stock Split will increase the market price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our Common Stock because fewer shares would be issued and outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of Common Stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Common Stock as described above.

We may not satisfy the NYSE continued listing requirements following the Reverse Stock Split.

We cannot assure you that we will be able to regain compliance with the NYSE continued listing requirements. Our failure to regain compliance with those requirements would result in our Common Stock being delisted from the NYSE. We and holders of our securities could be materially adversely impacted if our securities are delisted from the NYSE. In particular:

•    we may lose the confidence of our business partners, which would jeopardize our ability to continue our business as currently conducted;
•    the price of our Common Stock will likely decrease as a result of the loss of market efficiencies associated with NYSE and the loss of federal preemption of state securities laws;
•    holders may be unable to sell or purchase our securities when they wish to do so;
•    we may become subject to stockholder litigation;
•    we may lose the interest of institutional investors in our Common Stock;
•    we may lose media and analyst coverage;
•    our Common Stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our Common Stock; and
•    we would likely lose any active trading market for our Common Stock, as it may only be traded on one of the over-the-counter markets, if at all.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that will be specified in the Certificate of Amendment.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Certificate of Amendment or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of Common Stock issued and outstanding immediately prior thereto into a lesser number of new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of Common Stock held in registered form and shares of Common Stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our issued shares of Common Stock will decrease at the Reverse Stock Split ratio of not less than 1-for-2 and not more than 1-for-10. The Reverse Stock Split would be effected simultaneously for all shares of Common Stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

•    between two and 10 of the shares of Common Stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of Common Stock;
•    no fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;
•    proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all then-outstanding awards under all of the Company’s equity plans; and
•    the number of stockholders owning “odd lots” of less than 100 shares of Common Stock may increase.

The following table contains approximate information, based on share information as of the Record Date, showing the impact of the Reverse Stock Split at the five proposed ratios:

	Number of shares of common stock before Reverse Stock Split	1-for-2	1-for-4	1-for-6	1-for-8	1-for-10
Authorized	160,000,000	160,000,000	160,000,000	160,000,000	160,000,000	160,000,000
Issued	81,373,919	40,686,960	20,343,480	13,562,320	10,171,740	8,137,392
Outstanding	79,885,927	39,942,964	19,971,482	13,314,322	9,985,741	7,988,593
Issuable upon Conversion of outstanding Preferred Stock and Convertible Notes(1)	52,585,681	26,292,841	13,146,421	8,764,281	6,573,211	5,258,569
Issuable upon exercise of Outstanding Equity Awards(2)	4,634,290	2,317,145	1,158,573	772,382	579,287	463,429
Reserved for Future Issuance(3)	163,471	81,736	40,868	27,246	20,434	16,348
Authorized but Unissued and Unreserved(4)	22,730,631	91,365,314	125,682,656	137,121,769	142,841,327	146,273,061

(1)    Consists of (i) 2,256,983 shares issuable on conversion of 6,125 shares of Series A-3 Preferred Stock; (ii) 2,488,367 shares issuable on conversion of 10,000 shares of Series A-4 Preferred Stock; (iii) 35,714,285 shares issuable on conversion of 25,000 share of Series C Preferred Stock; and (iii) 12,126,046 shares issuable on conversion of $51.8 million in principal amount of convertible notes at a conversion price of $4.27
(2)    Reflects shares of Common Stock issuable on exercise of options at a range of exercise prices from $2.62 to $8.25 per share
(3)    Consists of shares reserved for future issuance under the Second A&R 2014 Plan, excluding shares issuable under outstanding stock options.
(4)    Consists of shares authorized but unissued and unreserved for future issuance.

The Reverse Stock Split would have no effect on the rights of existing stockholders, the number of authorized shares of the Common Stock would remain unchanged, and par value per share would remain unchanged at $0.001 per share.

After the Certificate of Amendment is effective, the Common Stock would have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of Common Stock under the Exchange Act. The Common Stock would continue to be listed on the NYSE under the symbol “VATE” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the Common Stock will remain $0.001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to Common Stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to Common Stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of Common Stock outstanding. The stated capital attributable to Common Stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of Common Stock will increase because there will be fewer shares of Common Stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Effect on Shares Held in Book-Entry, Through a Broker or in Certificate Form

The combination of, and reduction in, the number of issued shares of Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of Common Stock in “street name”; however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Common Stock you hold.

If you hold any of your shares of Common Stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of Common Stock for either: (1) a certificate representing the post-Reverse Stock Split shares of Common Stock; or (2) post-Reverse Stock Split shares of Common Stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Common Stock you hold, in each case together with any whole share in lieu of fractional shares to which you are entitled. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Certificate of Amendment, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the 2024 Annual Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay the Filing of the Certificate of Amendment until December 31, 2024, or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover and Dilutive Effect

The purpose of the Reverse Stock Split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of Common Stock would not be decreased, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect. Shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority under the provisions of our amended and restated certificate of incorporation to issue additional shares from time to time without delay or further action by the Company’s stockholders except as may be required by applicable law or the NYSE listing rules, assuming the Company remains listed on the NYSE. Our Board is not aware of any attempt to take control of our business and has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of Common Stock that would become newly available for issuance as a result of the Reverse Stock Split.

In addition, if we do issue additional shares of our Common Stock, the issuance could have a dilutive effect on earnings per share and the book or market value of our issued and outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

•    an individual citizen or resident of the United States;
•    a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•    an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•    a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the exchange of a fractional share for a whole share in the Reverse Stock Split is not clear under current law and a U.S. Holder may recognize gain for U.S. federal income tax purposes equal to the value of the additional fraction of a share of Common Stock received by such U.S. Holder.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

No Appraisal Rights

Stockholders do not have appraisal rights under the DGCL or under the Certificate of Incorporation in connection with the Reverse Stock Split Proposal, and we will not independently provide stockholders with any such right.

Vote Required

The favorable vote of a majority of the votes cast at the 2024 Annual Meeting by the holders of the Common Stock and Preferred Stock entitled to vote, voting as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions will have no effect on the outcome of this proposal. Your nominee will have discretionary authority to vote your shares if you do not provide instructions as to how your shares should be voted on this proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” approval of the amendment of our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of Common Stock.

APPROVAL OF AMENDMENT TO INNOVATE CORP. SECOND AMENDED AND RESTATED
2014 OMNIBUS EQUITY AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
AVAILABLE THEREUNDER

(PROPOSAL 6)

The Proposal
The Board has unanimously adopted, and recommends that our stockholders approve, an amendment to the INNOVATE Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan (the “Second A&R 2014 Plan”) to increase the base number of shares of Common Stock available for issuance thereunder from 3,500,000 shares to 5,000,000 shares. A copy of the Second A&R 2014 Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement.
The Second A&R 2014 Plan was adopted, subject to stockholder approval, by our Board on April 20, 2018 and was approved by our stockholders at the 2018 annual meeting of stockholders on June 13, 2018. The Board believes that talented executives and employees are essential to executing our business strategies and that Second A&R 2014 Plan promotes the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with an incentive plan that provides incentives directly related to increases in the value of the Company and aligns the interests of directors, employees and stockholders.

Section 5(a) of the Second A&R 2014 Plan provides that, subject to adjustment as provided in Section 12 thereof, the aggregate number of shares of Common Stock with respect to which awards may be granted from time to time thereunder shall in the aggregate not exceed, at any time, the sum of (A) 3,500,000 shares of Common Stock (the “Base Number”), plus (B) any shares of Common Stock granted under the Prior Plans (as defined therein) that again become available for awards under the Prior Plans in accordance with the terms and conditions of the Prior Plans, plus (C) any shares of Common Stock that again become available for awards under the Second A&R 2014 Plan in accordance with Section 5(c) thereof. For purposes of the Second A&R 2014 Plan, the “Prior Plans” means the A&R 2014 Plan and the 2014 Plan.

If stockholders approve this proposal, the Base Number will be increased to 5,000,000 shares of Common Stock.

As of April 17, 2024, there were 163,471 shares of Common Stock available for future award under Second A&R 2014 Plan. If this proposal is not approved, the Company may no longer be able to maintain its means of attracting, retaining and motivating key personnel and aligning the interests of key personnel with the interests of our stockholders.

Reasons for the Proposal
Our Board recommends a vote for the approval of an amendment to the Second A&R 2014 Plan to increase the shares of Common Stock available thereunder because it believes the Second A&R 2014 Plan is in the best interests of the Company and its stockholders for the following reasons:
Governance Practices
Our Board and Compensation Committee believe the Second A&R 2014 Plan contains several features that are consistent with the interests of our stockholders and reflect sound corporate governance practices.
Minimum Vesting Requirement. Subject to certain exceptions provided for under the Second A&R 2014 Plan, awards granted under the Second A&R 2014 Plan that vest on the basis of a participant’s employment with or provision of services to the Company will be subject to a minimum vesting period of one year from the date the award is made.
Double-Trigger Vesting. The Second A&R 2014 Plan contains a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Second A&R 2014 Plan and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change in control.

Prohibition of Dividends or Dividend Equivalents on Unvested Awards. The Second A&R 2014 Plan prohibits the current payment of dividends or dividend equivalents with respect to awards until the vesting conditions applicable to the underlying award have been satisfied.
Prohibition on the Repricing of Options and SARs. The Second A&R 2014 Plan prohibits the repricing of outstanding stock options or stock appreciation rights (“SARs”) without stockholder approval (outside of certain corporate transactions or adjustment events described in the Second A&R 2014 Plan).
No Liberal Recycling Provisions. The Second A&R 2014 Plan provides that only shares with respect to awards granted under the Second A&R 2014 Plan that expire or are forfeited or canceled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again become available for award under the Plan. The following shares will not be added back to the aggregate plan limit: (1) shares tendered in payment of the exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with proceeds realized by the Company in connection with the exercise of a stock option or SAR.
No “evergreen” provision. The number of shares of our Common Stock available for issuance under the Second A&R 2014 Plan is fixed and will not adjust based upon the number of shares outstanding, except that such amount may be adjusted in connection with certain changes in the Company’s capitalization, as discussed under “Summary of the Second A&R 2014 Plan Features-Change in Capitalization.”
Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date. The Second A&R 2014 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our Common Stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
Will not be excessively dilutive to our stockholders
When determining the number of additional shares authorized for issuance under the Second A&R 2014 Plan, the Board of Directors and Compensation Committee carefully considered the potential dilution to our current stockholders as measured by our “burn rate” and “overhang.” Our Compensation Committee has worked with an independent compensation consultant in the past to design an equity award program to reduce dilution to stockholders and tie compensation to performance.
Burn Rate. Our “burn rate” measures the number of shares under outstanding equity awards granted during a given year (disregarding cancellations), as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year. It measures the potential dilutive effect of annual equity grants. Over the past three years, our burn rate was 0.8%, 1.7% and 0.6% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively).
Over the past three years, our average annual dilution was 0.5%, 1.6% and 0.2% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively). “Dilution” is measured as the total number of shares under all outstanding equity awards (i.e., share awards granted, less share award cancellations), as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year.
Overhang Rate. Over the past three years, our “overhang rate” was 9.7%, 9.2% and 7.8% (for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, respectively). Our overhang rate measures the total number of shares under all outstanding plan awards, plus the number of shares authorized for future plan awards, as a percentage of the weighted average number of shares of Common Stock outstanding for that fiscal year. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. If the amendment to the Second A&R 2014 Plan is approved by our stockholders, our overhang rate would be 14.2%, based on the weighted average number of shares of Common Stock outstanding for fiscal year 2023.
Subject to adjustment, the maximum number of shares of our Common Stock authorized for issuance under the Second A&R 2014 Plan is 5,000,000 shares, plus any shares granted under the Second A&R 2014 Plan that again become available for awards under the Second A&R 2014 Plan in accordance with the terms of the Second A&R 2014 Plan, subject to the individual limitations described below. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the Second A&R 2014 Plan.

Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the Second A&R 2014 Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with an incentive plan that provides incentives directly related to increases in the value of the Company.
Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company’s equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the Second A&R 2014 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.
No tax gross-ups. No participant will be entitled under the Second A&R 2014 Plan to any tax gross-up payments for any excise tax pursuant to Section 280G or 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), that may be incurred in connection with awards under the Second A&R 2014 Plan.
Summary of the Second A&R 2014 Plan Features
The following summary of the material features of the Second A&R 2014 Plan is qualified in its entirety by reference to the complete text of the Second A&R 2014 Plan.
Administration. Our Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) administers the Second A&R 2014 Plan. The Compensation Committee has the authority to determine the terms and conditions of any awards granted under the Second A&R 2014 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Second A&R 2014 Plan. The Compensation Committee has full discretion to administer and interpret the Second A&R 2014 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable, or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any employees, directors, officers or consultants (including prospective employees, directors, officers or consultants) of the Company or of its subsidiaries or their respective affiliates are eligible for awards under the Second A&R 2014 Plan. The Compensation Committee has the authority to determine who will be granted an award under the Second A&R 2014 Plan. Currently, there are approximately 4,000 individuals who we believe are eligible to participate in the Second A&R 2014 Plan, subject to any necessary approvals by the Compensation Committee, consisting of employees, consultants, and non-employee directors who are members of the Board. Such awards may be issued in order to attract, motivate and retain high quality employees, directors and consultants. Additional employees of certain designated foreign subsidiaries of the Company are also eligible under separate “Sub Plans.”
Number of Shares Authorized. Subject to adjustment as provided in Section 12 thereof, the aggregate number of shares of Common Stock with respect to which awards may be granted from time to time under the Second A&R 2014 Plan cannot exceed, at any time, the sum of (A) 5,000,000 shares of Common Stock, plus (B) any shares of Common Stock granted under the Prior Plans that again become available for awards under the Prior Plans in accordance with their terms and conditions, plus (C) any shares of Common Stock that again become available for awards under the Second A&R 2014 Plan in accordance with the terms of the Second A&R 2014 Plan. Subject in each instance to adjustment as provided in Second A&R 2014 Plan, the maximum number of shares of Common Stock with respect to which options and SARs may be granted to any single participant in any fiscal year is 3,500,000, the maximum number of shares of Common Stock which may be paid to a participant in connection with the settlement of any award(s) designated as “performance compensation awards” in respect of a single calendar year (including, without limitation, as a portion of the applicable performance period) is 3,153,000, the maximum amount that can be paid to any individual participant for a single calendar year (including, without limitation, as a portion of the applicable performance period) pursuant to a performance compensation award denominated in cash described in the Second A&R 2014 Plan is $10,000,000. The maximum number of shares of Common Stock with respect to which awards (including, without limitation, options and SARs) may be granted to any single non-employee member of the Board in any fiscal year is 300,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Second A&R 2014 Plan is 3,153,500.

Shares of our Common Stock subject to awards (including shares surrendered or tendered to the Company (either directly or by means of attestation) in payment of the exercise price of an award or any taxes required to be withheld in respect of an award) are generally unavailable for future grant; provided, further, that in no event will such shares increase the number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the Second A&R 2014 Plan. However, if and to the extent an award under the Second A&R 2014 Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the participant having received any benefit therefrom, the shares covered by such award shall again become available for other awards under the Second A&R 2014 Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Second A&R 2014 Plan, the number of shares covered by awards then outstanding under the Second A&R 2014 Plan, the limitations on awards under the Second A&R 2014 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable in accordance with the terms of the Second A&R 2014 Plan.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Awards may be granted under the Second A&R 2014 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).
Stock Options. The Compensation Committee is authorized to grant options to purchase shares of Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Second A&R 2014 Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Second A&R 2014 Plan are subject to the terms and conditions established by the Compensation Committee. Under the terms of the Second A&R 2014 Plan, the exercise price of the options is not to be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the Second A&R 2014 Plan are subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Second A&R 2014 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder); provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or, in the discretion of the Compensation Committee, shares of Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation: (i) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (ii) by means of a “net exercise” procedure effected by withholding the number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.
Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the Second A&R 2014 Plan. SARs are subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. SARs granted in tandem with or in addition to an award may be granted either before, at the same time as the award or at a later time. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the exercise price per share of Common Stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement.

Restricted Stock. The Compensation Committee is authorized to award shares of restricted stock under the Second A&R 2014 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.
Restricted Stock Unit Awards. The Compensation Committee is authorized to award restricted stock unit awards. Restricted stock unit awards are subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units may be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of Common Stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee. Any such dividend equivalents are subject to the same vesting conditions as the underlying restricted stock units to which such dividend equivalent relates, and any such accumulated dividend equivalents (and interest thereon, if applicable) shall only be payable to the extent that, and at the same time that, the underlying restricted stock units are settled.
Other Stock-Based Awards. The Compensation Committee is authorized to grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date, or other awards denominated in shares of Common Stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the Second A&R 2014 Plan in the form of a “Performance Compensation Award” by conditioning the vesting of the award on the satisfaction of certain “Performance Goals.” The Compensation Committee will establish these Performance Goals with reference to one or more of the following:
•net earnings or net income (before or after taxes);
•basic or diluted earnings per share (before or after taxes);
•net revenue or net revenue growth;
•return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth invested capital, equity or sales;
•cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per share basis;
•earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);
•gross or net operating margins, productivity ratios, share price (including, but not limited to, growth measures and total stockholder return; expense targets or cost reduction goals, general and administrative expense savings; margins; and operating efficiency);
•objective measures of customer satisfaction;
•working capital targets;
•measures of economic value added or other “value creation” metrics;
•inventory control;
•enterprise value;
•sales;
•stockholder return;
•client retention;
•competitive market metrics;
•employee retention;
•timely completion of new product rollouts;
•timely launch of new facilities;
•objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);
•system-wide revenues;

•royalty income;
•cost of capital, debt leverage year-end cash position or book value;
•strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or
•any combination of the foregoing.
Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices.
Any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period permitted under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the applicable performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved.
The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary, unusual or nonrecurring items and/or in management’s affecting the Company, any affiliate, or the financial statements of the Company; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; or (x) a change in the Company’s fiscal year.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (i) the Performance Goals for such period are achieved; and (ii) all or some of the portion of such participant’s Performance Compensation Award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the Second A&R 2014 Plan) to such Performance Goals.
Effect of Change in Control. Unless otherwise determined by the Compensation Committee on the date of grant or set forth in the applicable award agreement, no award will accelerate solely as a result of a change in control if a “replacement award” (as defined in the Second A&R 2014 Plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant's employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
Unless otherwise provided in the Second A&R 2014 Plan or an award agreement, to the extent any plan or award agreement provision would cause a payment of deferred compensation upon a change in control or termination of service that is subject to Section 409A of the Code, then payment will not be made unless the provisions comply with Section 409A of the Code. Any payment that would have been made but for the application of the preceding sentence will be made in accordance with the payment schedule that would have applied in the absence of a change in control or termination of employment or service, but disregarding any future service or performance requirements.
Nontransferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.
Clawback/Forfeiture. An award agreement may provide that the Compensation Committee may in its sole discretion cancel the applicable award if the participant, without the consent of the Company, while employed by or providing services to the Company or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate. The Committee may also provide in an award agreement that if the participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the participant will forfeit any gain realized on the vesting, exercise or settlement of such award, and must repay the gain to the Company.
Amendment. The Second A&R 2014 Plan will have a term of ten years from the date of its approval by the Board. Our Board may amend, suspend or terminate the Second A&R 2014 Plan at any time; however, stockholder approval to amend the Second A&R 2014 Plan may be necessary if certain laws or applicable stock exchange rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any option or of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower exercise price), and (iii) no option or SAR may be exchanged for cash or another award. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted by Section 12 (Changes in Capital Structure and Similar Events) of the Second A&R 2014 Plan. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without stockholder approval.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Second A&R 2014 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations, and does not describe federal taxes other than income taxes. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The following is not to be considered tax advice to any persons who may be participants in the Second A&R 2014 Plan, and any such persons are advised to consult with their own tax counsel.
Stock Options. The Second A&R 2014 Plan authorizes the Compensation Committee to grant both options that are “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code (also referred to as incentive stock options), and options that are “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Holders of incentive stock options generally will not incur federal income tax liability at the time of grant or upon exercise of qualified incentive stock options, provided that they meet certain employment criteria and satisfy holding period requirements. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. For treatment of an option as an incentive stock option, shares of Common Stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. If the holder satisfies the holding period requirements, the difference between the exercise price and the amount realized upon a subsequent disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If a holder disposes of such shares without meeting the holding period requirements, the participant generally will realize taxable income at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
SARs. No income will be realized by a participant upon grant of a SAR. Upon settlement of a SAR, the participant will recognize ordinary income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock. A participant will not be subject to tax at ordinary income rates upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The Company generally will be able to deduct a share-based award, in the same amount and in the same tax year as it is recognized by the participant, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units. A participant will not be subject to tax at ordinary income rates upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award (less any amount paid by the participant for such restricted stock unit(s)). The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.
Section 162(m). Compensation of persons who are “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Prior to the enactment of the Tax Cuts and Jobs Act (the “TCJA”) on December 22, 2017, awards that qualified as “performance-based compensation” were exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. This exception was eliminated by the TCJA. However, pending further guidance, this exception may still be available under state law allowing us to claim the full state deduction otherwise allowed for such compensation. In addition, the TCJA includes a transition rule under which the change described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to our existing contracts and awards, our Compensation Committee may avail itself of this transition rule.
Section 409A. To the extent applicable, it is intended that the Second A&R 2014 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Second A&R 2014 Plan and any grants made thereunder will be administered in a manner consistent with this intent.
New Plan Benefits
The Compensation Committee has full discretion to determine the number and amount of awards to be granted to employees under the Second A&R 2014 Plan, subject to its terms. On September 15, 2023, subject to the availability of sufficient shares under the Second A&R 2014 Plan, the Compensation Committee granted to Mr. Paul K. Voigt, our Interim Chief Executives Officer, an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of the Common Stock at an exercise price of $2.50 per share (the “Conditional Option”) and, on October 11, 2023, subject to the availability of sufficient shares under the Second A&R 2014 Plan, the Compensation Committee granted to Mr. Voigt a restricted stock award under the Second A&R 2014 Plan with a value equal to $1,500,000 based on the closing price of the Common Stock on October 6, 2023 (the “Conditional RSA” and, together with the Conditional Option, the “Conditional Equity Awards”). The Conditional Equity Awards were granted under the Second A&R 2014 Plan subject availability of sufficient shares under the Second A&R 2014 Plan. There are currently insufficient shares of Common Stock available under the Second A&R 2014 Plan to settle these grants. Other than as set forth in this paragraph and in the table below, the future benefits or amounts that would be received by the executive officers and the groups named in the table below under the Second A&R 2014 Plan, as amended by the amendment thereto that is the subject of this proposal, are not determinable at this time.

Second A&R 2014 Plan as Amended
The table below sets forth the benefits or amounts that we expect to provide to the parties set forth below if the amendment of the Second A&R 2014 Plan that is the subject of this proposal is approved by our stockholders at the 2024 Annual Meeting.

Name & Position	Aggregate Number of Stock Options Granted (#) (1)	Average Per Share Exercise Price of Options ($)	Aggregate Number of Shares Subject to Stock Awards (#) (2)	Dollar Value of Shares Subject to Stock Awards ($) (3)
Michael J. Sena	—	$—	—	—
Paul K. Voigt	1,000,000	$2.50	953,213	$1,500,000
Executive Officers	—	$—	—	—
Non-Employee Directors	—	$—	—	—
Non-Executive Officer Employees	—	$—	—	—

(1)	All options were granted contingent to stockholder approval of this Proposal.
(2)	All RSAs were granted contingent on stockholder approval of this Proposal.
(3)	Based on 10-day weighted average share price on the NYSE of $1.57 on October 6, 2023.

Mr. Voigt has a financial interest in this proposal because the Compensation Committee has granted him awards under the Second A&R 2014 Plan subject to the availability of sufficient shares under the amendment of the Second A&R 2014 Plan that is the subject of this proposal.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023 and 2022, respectively.

Plan Category	(a) Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights (2)	Number of Securities Remaining Available for Issurance Under Equity Compensation Plans (excluding Securities Reflected in column (a))(1)
December 31, 2023
Equity compensation plans approved by security holders	4,642,811	$5.17	814,677
Equity compensation plans not approved by security holders (3)
Total	4,642,811	$5.71

December 31, 2022
Equity compensation plans approved by security holders	4,995,150	$5.02	969,293

Plan Category	(a) Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights (2)	Number of Securities Remaining Available for Issurance Under Equity Compensation Plans (excluding Securities Reflected in column (a))(1)
Equity compensation plans not approved by security holders	—	$—
Total	4,995,150	$5.02

(1)	These amounts represent shares under the Company’s Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan. Pursuant to the Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan, no further awards may be granted under the Management Compensation Plan.

(2)	Represents the weighted-average exercise price of stock options outstanding under the Second A&R 2014 Plan, the A&R 2014 Plan and the 2014 Plan and the Management Compensation Plan.

(3)
Does not include an option to purchase 1,000,000 shares of Common Stock at an exercise price of $2.50 granted to Mr. Voigt effective as of September 15, 2023 pursuant to the terms of his employment agreement subject to the availability of sufficient shares under the Second A&R 2014 Plan.

Vote Required
The favorable vote of the holders of a majority Common Stock and Preferred Stock entitled to vote, voting as a single class (with the Preferred Stock voting on an as-converted basis), present in person or by proxy at the 2024 Annual Meeting will constitute the stockholders’ approval of this proposal. Abstentions will have the same effect as a vote AGAINST the proposal and broker non-votes will have no effect on the outcome of the proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of the amendment of the Second A&R 2014 Plan to increase the shares of Common Stock available thereunder.

APPROVAL OF VESTING ON JULY 25, 2024, THE FIRST ANNIVERSARY OF THE DATE ON WHICH HIS EMPLOYMENT WITH THE COMPANY BEGAN, OF RESTRICTED STOCK UNIT AND STOCK OPTION AWARDS GRANTED TO OUR INTERIM CHIEF EXECUTIVE OFFICER

(PROPOSAL 7)

The Proposal

The Board has unanimously approved, and recommends that our stockholders approve, the vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of the restricted stock unit and stock option awards granted to our Interim Chief Executive Officer, Mr. Paul K. Voigt.

Background

On September 15, 2023, subject to the availability of sufficient shares under the Second A&R 2014 Plan that is the subject of Proposal 6, our Compensation Committee granted to Mr. Voigt an option under the Second A&R 2014 Plan to purchase 1,000,000 shares of the Common Stock at an exercise price of $2.50 per share (the “Conditional Option”) and, on October 11, 2023, subject to the availability of sufficient shares under the Second A&R 2014 Plan that is the subject of Proposal 6, the Compensation Committee granted to Mr. Voigt a restricted stock award under the Second A&R 2014 Plan with a value equal to $1,500,000 based on the closing price of the Common Stock on October 6, 2023 (the “Conditional RSAs” and, together with the Conditional Option, the “Conditional Equity Awards”). As granted, both of the Conditional Equity Awards will vest 100% on July 25, 2024, the first anniversary of the date on which Mr. Voigt’s employment with the Company began.

The Second A&R 2014 Plan provides that, notwithstanding any other provision that plan, stock options and restricted stock awards granted under the plan which vest on the basis of the participant’s employment with or provision of services to the Company shall be subject to a minimum vesting period of one year from the date on which such award is granted (the “Minimum Vesting Condition”).

The Board believes that it is appropriate to waive the Minimum Vesting Condition with respect to the Conditional Equity Awards because of the exigency of the circumstances under which Mr. Voigt began his employment with the Company. Following the unexpected death of the Company’s President and Chief Executive Officer, Mr. Wayne Barr, on July 22, 2023, the Company immediately appointed its Chief Operating Officer, Ms. Suzi Herbst, as Interim Chief Executive Officer. Mr. Voigt joined the Company as Interim Chief Executive Officer three days later on July 25, 2023. At that time, the Compensation Committee had not had time to consider or approve an appropriate equity incentive compensation package for Mr. Voigt. Accordingly, when the Compensation Committee had done so and the Company entered into an employment agreement with Mr. Voigt on September 15, 2023 granting the Conditional Equity Awards, they determined that it was appropriate to provide that the Conditional Equity Awards would vest 100% on the first anniversary of the date on which Mr. Voigt’s employment with the Company began notwithstanding the Minimum Vesting Condition.

If our stockholders do not approve this proposal, the Conditional Option will vest on September 15, 2024 and the Conditional RSAs will vest on October 6, 2024 in accordance with the Minimum Vesting Condition.

Vote Required

The favorable vote of the holders of a majority Common Stock and Preferred Stock entitled to vote, voting as a single class (with the Preferred Stock voting on an as-converted basis), present in person or by proxy at the 2024 Annual Meeting will constitute the stockholders’ approval of this proposal. Abstentions will have the same effect as a vote AGAINST the proposal and broker non-votes will have no effect on the outcome of the proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of the vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of the restricted stock unit and stock option awards granted to our Interim Chief Executive Officer

APPROVAL OF THE CONVERSION OF UP TO 35,000 SHARES OF SERIES C PREFERRED STOCK INTO COMMON STOCK IN CONNECTION WITH THE RIGHTS OFFERING
(PROPOSAL 8)
The Proposal
The Board recommends that our stockholders approve the conversion of up to 35,000 shares of our Series C Non-Voting Participating Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), issued and sold to Lancer Capital LLC (“Lancer Capital”), an investment fund led by Avram A. Glazer, the Chairman of our board of directors, pursuant to that Investment Agreement dated March 5, 2024 (the “Investment Agreement”) between the Company and Lancer Capital. The Company is obligated under the Investment Agreement to submit the conversion of the Series C Preferred Stock to the stockholders for their approval in accordance with the rules of the New York Stock Exchange (“NYSE”).
The Investment Agreement was entered into in connection with our offering to the holders of record as of 5:00 p.m., New York City time, on March 6, 2024 (the “Rights Offering Record Date”) of our Common Stock, Preferred Stock and 2026 Convertible Notes (the “Rights Offering Record Holders”) of transferable rights (the “rights”) to purchase up to an aggregate of $19.0 million of our Common Stock (the “Rights Offering”). In the Rights Offering, each Rights Offering Record Holder received one right for every share of Common Stock held on the Rights Offering Record Date and for every share of Common Stock issuable upon conversion of the Preferred Stock and 2026 Convertibles Notes held on the Rights Offering Record Date. Each right entitled its holder to purchase 0.2858 shares of Common Stock at a subscription price of $0.70 per whole share of Common Stock. The issuance of the shares of Common Stock upon exercise of the rights was registered under the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s Registration Statement on Form S-3 (File No. 333-274760) (as amended from time to time, the “Form S-3”) filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2023 and the Company’s prospectus supplement to the S-3 filed with the SEC on March 8, 2024, and amended on March 25, 2024 and April 9, 2024.
Pursuant to the Investment Agreement, Lancer Capital agreed not to exercise or transfer any of its rights and to purchase up to $35.0 million of Series C Preferred Stock, of which up to $19.0 million would be purchased to the extent of any unsubscribed amount of the Rights Offering (we refer to this arrangement with Lancer Capital to purchase shares of Series C Preferred Stock to the extent of any unsubscribed amount of the rights offering as the “Back-Stop Arrangement”) and the remaining $16.0 million would be purchased concurrently with the settlement of the Rights Offering in private placement under Rule 506 (the “Concurrent Private Placement”). The amount we proposed to raise in the Rights Offering and under the Back-Stop Arrangement was limited to $19.0 and we proposed to raise an addition $16.0 million in the Concurrent Private Placement because of limitations on the amount we can raise under the Form S-3. Pursuant to the Investment Agreement, Lancer Capital also agreed that if for any reason the Rights Offering did not close by March 28, 2024, Lancer Capital would then purchase $25.0 million of Series C Preferred Stock and, upon the closing of the Rights Offering, to the extent that Lancer Capital would have, based on the number of shares of Common Stock actually sold upon exercise of the rights, purchased less than $25.0 million of Series C Preferred Stock under the Back-Stop Arrangement and the Concurrent Private Placement, the Company would redeem the excess shares of Series C Preferred Stock purchased by Lancer Capital at the redemption price of $1,000 per share from the proceeds of the Rights Offering (we refer to this arrangement with Lancer Capital as the “Equity Advance”).
On March 25, 2024, the Company extended the expiration date of the Rights Offering until April 9, 2024 and, on April 9, 2024, the Company further extended the Rights Offering until April 19, 2024.
On March 28, 2024, the Company issued and sold 25,000 shares of its Series C Preferred Stock for an aggregate purchase price of $25.0 million to Lancer Capital pursuant to the Equity Advance. On April [__], 2024, upon the closing of the Rights Offering, the Company sold to Lancer Capital an additional [______] shares of Series C Preferred Stock under the Back-Stop Arrangement and an additional 16,000 shares of its Series C Preferred Stock for an aggregate purchase price of $16.0 million under the Concurrent Private Placement.
Our Common Stock is listed on the NYSE and the rules of the NYSE provide that, without the approval of our stockholders, the Company may not (i) issue to Lancer Capital of more than 1% of our Common Stock outstanding before the issuance; (ii) issue to any person 20% or more of our Common Stock outstanding or 20% or more of the voting power outstanding before such issuance unless stockholder approval of such issuance is obtained; or (iii) issue to any person securities that will result in a “change of control” of the Company. The NYSE rules do not define a “change of control,” so given the percentage of our Common Stock that would be held by Lancer upon conversion of the Series C Preferred Stock assuming that

Lancer purchases the entire $35.0 million of Series C Preferred Stock it has committed to purchase under the the Back-Stop Arrangement and Concurrent Private Placements, stockholder approval of the conversion of up to 35,000 shares of Series C Preferred Stock will also constitute approval of a “change of control,” if and to the extent implicated under the NYSE rules. The Series C Preferred Stock is intended to be the economic equivalent of Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock, and a means through which the Back-Stop Arrangement and Concurrent Private Placement could be effected prior to the completion of the stockholder vote and the satisfaction of any other regulatory requirements.
The Series C Preferred Stock is not convertible into our Common Stock (in excess of 1% of our outstanding Common Stock) until stockholder approval of this proposal is obtained and any other applicable rules and regulations limiting or prohibiting Lancer Capital from purchasing or acquiring our Common Stock are satisfied.
The Investment Agreement includes customary standstill provisions that restrict the ability of Lancer Capital and its affiliates and associates (collectively, the “Lancer Entities”) from, among other things, acquiring (i) equity securities of the Company that would result in the Lancer Entities having beneficial ownership of more than the percentage of the Company’s then-outstanding Common Stock beneficially owned by the Lancer Entities immediately following the closing of the Rights Offering), (ii) equity securities of the Company’s subsidiaries or (iii) any debt securities or other indebtedness of the Company or its subsidiaries, from March 5, 2024, the date on which the Investment Agreement was entered into, until 90 days after the closing of the Rights Offering (the “Standstill Period”). Any acquiror of a block of greater than 9.9% of the Common Stock beneficially owned by the Lancer Entities (and any subsequent acquiror of such a block) will be required during the Standstill Period to be bound by the same standstill provisions.
On March 5, 2024, we also entered into a Registration Rights Agreement with Lancer Capital. Lancer Capital will have certain customary shelf demand and piggyback registration rights with respect to the Common Stock issuable upon conversion of the Series C Preferred Stock (the “Registrable Common Stock”) pursuant to the terms of the Registration Rights Agreement.
Pursuant to the terms of the Registration Rights Agreement, we are required to file, either a prospectus supplement to an existing registration statement on Form S-3 or a new registration statement on Form S-3 (or such other form under the Securities Act then available to us), and to use commercially reasonable efforts to cause any such new registration statement be declared effective by the SEC, in either case, providing for the resale from time to time by Lancer Capital of the Registrable Common Stock. Lancer Capital will also be permitted to request one or more underwritten shelf takedowns from such resale registration statement; provided that each underwritten shelf takedown must be for a minimum number of shares of Registrable Common Stock, together with any shares of Common Stock to be sold for our account and any other participating stockholders, that equals at least 15% of our then total outstanding market capitalization for our Common Stock. Lancer Capital will also be entitled to request to participate in, or “piggyback” on, registrations of our Common Stock for sale by us or any other person at any time.
The registration rights described above will be subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement, a 120-day cooling off period following the filing of any registration statement or pricing of any underwritten offering, and our right to delay, suspend or withdraw a registration statement under specified circumstances. For example, we may delay the filing or effectiveness of any registration statement or use of any prospectus related thereto for a reasonable period of time not to exceed 60 days in succession or 180 days in the aggregate in any 12-month period if the Board determines in good faith and in its reasonable judgment that it is required to disclose in the registration statement a financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting us or our securities.
Effects of the Proposal
As of the date of this Proxy Statement, Lancer Capital beneficially owns [___]% of our Common Stock outstanding on a fully diluted basis and [___]% of our voting securities. If the Rights Offering Proposal is approved by our stockholders, Lancer Capital would beneficially own (on a pro forma basis as of the date of this Proxy Statement) [___]% of our Common Stock outstanding on a fully diluted basis and [___]% of our voting securities.
Approval of the conversion of the outstanding shares of Series C Preferred Stock into Common Stock will not affect the rights of the holders of currently outstanding shares of Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of any earnings per share and voting rights.

The converted shares of Series C Preferred Stock would dilute the percentage ownership of the holders of Common Stock currently outstanding, and their resale could have an adverse effect on the trading price of our Common Stock. There are no impediments to the immediate resale of the newly converted shares, which may have a further adverse effect on the trading price of our Common Stock.
If the proposal is not approved by the stockholders, the Series C Preferred Stock will remain outstanding unless and until redeemed or converted as described below.
Summary Terms of the Series C Preferred Stock
Dividends and Voting Rights
The Series C Preferred Stock participates on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock. The holders of the shares of the Series C Preferred Stock are not entitled to vote, except as prescribed by DGCL and in the other limited circumstances provided for in the certificate of designations setting forth its designations, rights, preferences, qualifications, limitations and restrictions (the “Series C Certificate of Designations”).
Conversion Rights
Prior to the approval of the Rights Offering Proposal, each holder of Series C Preferred Stock has the right to convert the Series C Preferred Stock held by such holder into a number of shares of Common Stock up to an amount permitted by the NYSE (the “Permissible Amount”). The number of shares of Common Stock issuable upon conversion of each share of Series C Preferred Stock is equal to the result obtained by dividing $1,000 by the conversion price then in effect (the “Series C Conversion Price”). The initial Series C Conversion Price is $0.70. The holders of Series C Preferred Stock have the option to convert the Series C Preferred Stock into Common Stock prior to the consummation of any merger, sale of all or substantially all assets of the Company, or other change of control transaction with a third party unaffiliated with any holder of the Series C Preferred Stock pursuant to which the Company will be delisted from the NYSE, following prior written notice.
Upon approval of the Rights Offering Proposal, each share of Series C Preferred Stock shall be automatically converted into shares of Common Stock at the Series C Conversion Price, subject to any ownership or issuance limits imposed by the applicable rules and regulations to which the Company is then subject. As of the date of this Proxy Statement, there are no such ownership or issuance limits except for the NYSE rules described above.
The Series C Conversion Price is subject to adjustment upon (i) dividends or distributions on or in respect of the Common Stock payable in Common Stock, (ii) subdivisions or combinations of Common Stock into a greater or smaller number of shares, or (iii) reclassifications of Common Stock. Upon any consolidation or merger of the Company with another entity, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or any other property or assets, the holders of Series C Preferred Stock shall have the right to receive such shares of Common Stock and/or securities and/or other property or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock that would otherwise have been received by such holders had they converted the Series C Preferred Stock immediately prior to the effective date of such merger or consolidation.
Redemption
Immediately prior to any automatic conversion described above, to the extent that the number of shares of Common Stock issuable upon the conversion of the Series C Preferred Stock would exceed the Permissible Amount, the Series C Preferred Stock may be redeemed, at the option of the Company, with respect to such excess portion at a redemption price per share of Series C Preferred Stock in cash and equal to $1,000 plus 8.0% per annum uncompounded for the period from the issuance date to the redemption date (the “Redemption Price”).
At any time prior to conversion of the shares of Series C Preferred Stock into Common Stock, the Company may, at its option, redeem the shares of Series C Preferred Stock, in whole or in part, at the Redemption Price. Any Series C Preferred Stock outstanding on, and not converted prior to, the sixth anniversary of the initial issuance of shares of the Series C Preferred Stock, will be redeemed by the Company at a price per share payable in cash and equal to the Redemption Price, out of funds of the Company legally available therefor, except to the extent that such redemption would otherwise violate the terms of any of the Company’s then outstanding debt or preferred stock instruments.
Liquidation Preference
In the event of any liquidation, dissolution or winding up of the Company, the Series C Preferred Stock will have a liquidation preference junior to the Company’s existing Preferred Stock and equal to the Company’s Common Stock; provided, however, that in the event that such payment would be less than $0.001 per share of Series C Preferred Stock, the holders of the Series C Preferred Stock shall instead be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share of Series C Preferred Stock equal to $0.001 per share.
No Appraisal Rights
Stockholders do not have appraisal rights under the DGCL or under the Certificate of Incorporation in connection with the Rights Offering Proposal, and we will not independently provide stockholders with any such right.
Vote Required
The favorable vote of a majority of the votes cast at the 2024 Annual Meeting by the holders of Common Stock and Preferred Stock voting together as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote “FOR” approval of the conversion of up to 35,000 shares of Series C Preferred Stock into Common Stock in connection with the Rights Offering

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 9)

The Board recommends that stockholders ratify the appointment of BDO USA, P.C. (“BDO”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2024. The appointment of BDO was recommended to the Board by its Audit Committee. BDO served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2023.
Representatives of BDO will be present at the 2024 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.
We engaged BDO as our independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022. The decision to engage BDO for those years was approved by our Audit Committee. In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the American Institute of Certified Public Accountants. The Audit Committee has selected BDO to conduct the audit of our financial statements for the fiscal year ending December 31, 2024.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees paid by us to BDO and its affiliates in 2023 and 2022 (in thousands):

	2023	2022
Audit Fees (1)	$3,084	$3,143
Tax Fees (2)	511	599
Total	$3,595	$3,742

(1)    Fees for audit services include audit of financial statements and audit of internal controls over financial reporting, as required by Section 404 of Sarbanes-Oxley, reviews of quarterly financial statements and other matters related to SEC filings and capital market activities. Also included are statutory audit fees paid by our subsidiaries.

(2)    Fees for tax services include compliance related fees, earnings, profit and dividends analysis, Section 382 analysis, Section 162(m) analysis, and state and local tax studies.
Pre-Approval Policy
The services performed by BDO in 2023 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform.
On a quarterly basis, the Audit Committee reviews a description of services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories, the status of services and fees incurred year-to-date against the original Service List and pre-approval limits and the forecast of remaining services and fees for the fiscal year.
Services provided by the independent registered public accounting firm during 2023 and included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee. Any requests for audit, audit-related, tax, and other services contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

Vote required.
The favorable vote of the holders of a majority Common Stock and Preferred Stock, voting as a single class (with the Preferred Stock voting on an as-converted basis), present in person or by proxy at the 2024 Annual Meeting will constitute the stockholders’ approval of this proposal. Abstentions will have the same effect as a vote AGAINST this proposal. Your nominee will have discretionary authority to vote your shares if you do not provide instructions as to how your shares should be voted on this proposal.

BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the ratification of the appointment of BDO USA, P.C. as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2023, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis, other than as follows:
•Mr. Barr failed to timely report the following transactions:
◦Shares withheld by INNOVATE to satisfy taxes payable in connection with the vesting of previously awarded restricted stock. The dates of the share withholds were March 13, 2023 and March 15, 2023. The transactions were subsequently reported by Mr. Barr on a Form 4 filed on March 16, 2023.
◦Grant of shares of Common Stock. The date of the grant was March 15, 2023 and the transaction was subsequently reported by Mr. Barr on a Form 4 filed on March 31, 2023.
•Mr. Sena failed to timely report the following transactions:
◦Shares withheld by INNOVATE to satisfy taxes payable in connection with the vesting of previously awarded restricted stock. The dates of the share withholds were March 13, 2023 and March 15, 2023. The transactions were subsequently reported by Mr. Sena on a Form 4 filed on March 16, 2023.
◦Grant of shares of Common Stock. The date of the grant was March 15, 2023 and the transaction was subsequently reported by Mr. Sena on a Form 4 filed on March 31, 2023.
•Ms. Herbst failed to timely report the following transactions:
◦Shares withheld by INNOVATE to satisfy taxes payable in connection with the vesting of previously awarded restricted stock. The dates of the share withholds were March 13, 2023 and March 15, 2023. The transactions were subsequently reported by Ms. Herbst on a Form 4 filed on March 16, 2023.
◦Grant of shares of Common Stock. The date of the grant was March 15, 2023 and the transaction was subsequently reported by Ms. Herbst on a Form 4 filed on March 31, 2023.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date for the 2024 Annual Meeting, there were (i) 79,885,927 shares of Common Stock outstanding and entitled to vote, (ii) 6,125 shares of Series A-3 Preferred Stock, equal to 2,256,983 shares of Common Stock on an as-converted basis and (iii) 10,000 shares of Series A-4 Preferred Stock, equal to 2,488,367 shares of Common Stock on an as-converted basis. Therefore, as of the Record Date, there were a total of 84,631,277 shares of Common Stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.
Except as otherwise indicated, the following table sets forth, as of April 17, 2024, certain information as to the beneficial ownership of the Common Stock, Series A-3 Preferred Stock and Series A-4 Preferred Stock, including shares of Common Stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of Common Stock options or warrants or conversion of the Preferred Stock), that are exercisable or convertible as of, and within 60 days from, April 17, 2024, within the meaning of Rule 13d-3(d)(1) under the Exchange Act by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of April 17, 2024, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers, other than Mr. Glazer, is c/o INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017. Mr. Glazer’s address is 777 South Flagler Drive, Suite 800, West Tower, West Palm Beach, FL 33401.

	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock on a stand-alone basis (1)	Number of Shares of Outstanding Series A-3 Preferred Stock Beneficially Owned (2)	Percentage of Series A-3 Preferred Stock (2)	Number of Shares of Outstanding Series A-4 Preferred Stock Beneficially Owned (3)	Percentage of Series A-4 Preferred Stock (3)	Number of Shares Outstanding Series C Preferred Stock Beneficially Owned (4)	Percentage of Series C Preferred Stock (4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)(4)
Name and Address of Beneficial Owner
Lancer Capital LLC and its affiliates (5) 777 South Flagler Drive, Suite 800 West Tower West Palm Beach, FL 33401	23,207,390	28.9%	—	—	—	—	25,000	100.0%	48.8%
Jefferies LLC (6) 520 Madison Avenue New York, NY 10022	5,450,314	6.8%	—	—	—	—	—	—	4.5%
Percy Rockdale LLC and its affiliates (7) 595 Madison Avenue, 29th Floor New York, NY 10022	9,774,870	11.5%	6,125	100.0%	10,000	100.0%	—	—	8.1%

Directors, Nominees, Named Executive Officers and Executive Officers and Directors as a group
Paul K. Voigt (8)	1,350,179	1.7%	—	—	—	—	—	—	1.1%
Michael J. Sena (9)	1,234,667	1.5%	—	—	—	—	—	—	1.0%
Suzi R. Herbst (10)	285,534	*	—	—	—	—	—	—	*
Avram A. Glazer (11)	23,207,390	28.9%	—	—	—	—	25,000	100.0%	48.8%
Warren H. Gfeller (12)	288,960	*	—	—	—	—	—	—	*
Brian S. Goldstein (13)	165,193	*	—	—	—	—	—	—	*
Amy M. Wilkinson (14)	144,405	*	—	—	—	—	—	—	*
All executive officers and directors as a group (7 people) (15)	26,676,328	33.1%	—	—	—	—	25,000	100.0%	51.6%

*    Less than 1% of the outstanding Common Stock.

(1)    Shares of Common Stock of which a person has the right to acquire beneficial ownership within 60 days from April 17, 2024 are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)    Each outstanding share of Series A-3 Preferred Stock is presently convertible into approximately 368.4870 shares of Common Stock. The shares of Series A-3 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-3 Preferred Stock stated in these columns reflect ownership of shares of Series A-3 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-3 Preferred Stock at this ratio.

(3)    Each outstanding share of Series A-4 Preferred Stock is presently convertible into approximately 248.8367 shares of Common Stock. The shares of Series A-4 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-4 Preferred Stock stated in these columns reflect ownership of shares of Series A-4 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-4 Preferred Stock at this ratio.

(4)    The outstanding shares of Series C Preferred Stock are convertible into 35,714,285 shares of Common Stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock at this ratio.

(5)    Includes (i) 19,852,790 shares of Common Stock owned of record by Lancer Capital (including 468,594 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Company's 7.5% Convertible Senior Notes due 2026), (ii) 3,139,405 shares of Common Stock owned of record by the Avram Glazer Irrevocable Exempt Trust (the “Trust”), (iii) 168,803 shares of Common Stock owned of record by Mr. Glazer and (iv) 25,000 shares of Series C Preferred Stock. Based on a Schedule 13D filed with the SEC on April 23, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on May 15, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on June 8, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on June 17, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on September 10, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on November 30, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 6 to Schedule 13D filed with the SEC on December 2, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 7 to Schedule 13D (“Amendment No. 7”) filed with the SEC on March 18, 2021, by Lancer

Capital, Avram A. Glazer, and the Trust, Amendment No. 8 to Schedule 13D filed with the SEC on April 27, 2021, by Lancer Capital, Avram A. Glazer and the Trust, Amendment No. 9 to Schedule 13D filed with the SEC on July 7, 2021, by Lancer Capital, Avram A. Glazer and the Trust, the Trust, Amendment No. 10 to Schedule 13D filed with the SEC on May 20, 2022, by Lancer Capital, Avram A. Glazer, and the Trust, Amendment No. 11 to Schedule 13D filed with the SEC on May 27, 2022 by Lancer Capital, Avram A. Glazer and the Trust, the Trust, and Amendment No. 12 to Schedule 13D filed with the SEC on April 1, 2024 by Lancer Capital, Avram A. Glazer and the Trust, the Trust, Avram A. Glazer is the sole owner of Lancer Capital, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital, and Mr. Glazer is the Trustee of the Trust, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital and the Trust.

The shares of Common Stock owned by Mr. Glazer above include 46,392 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2024 and (ii) the date of the 2024 Annual Meeting (subject to continued service with the Company through such vesting date).

(6)    Based solely on a Schedule 13G filed with the SEC on February 13, 2017, by Jefferies LLC, Jefferies Group LLC, Limestone Merger Sub, LLC and Leucadia National Corporation and Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2022 by Jefferies LLC, Jefferies Group LLC and Jefferies Financial Group Inc. According to the filings, the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 5,450,314 shares of Common Stock.

(7)    Based on a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on November 25, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on December 10, 2020, Amendment No. 6 to Schedule 13D filed with the SEC on December 16, 2020, Amendment No. 7 to Schedule 13D filed with the SEC on March 30, 2021 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd. and Michael Gorzynski, Amendment No. 8 to Schedule 13D filed with the SEC on July 2, 2021, Amendment No. 9 to Schedule 13D filed with the SEC on June 14, 2022, and Amendment No. 10 to Schedule 13D filed with the SEC on January 4, 2023 by Percy Rockdale LLC (“Percy Rockdale”), Rio Royal LLC (“Rio Royal”), MG Capital Management Ltd. (“MG Capital Management”, and, together with Percy Rockdale and Rio Royal, the “MG Reporting Persons”), Michael Gorzynski, Continental General Insurance Company (“CGIC”), Continental LTC, Inc. (“CLTC”), Continental Insurance Group, Ltd. (“CIG”) and Continental General Holdings LLC (“CGH” and together with CGIC, CLTC and CIG, the “Continental Reporting Persons”) and the terms of the Company’s Series A-3 and A-4 Convertible Participating Preferred Stock.

According to the filings, and adjusted for payment of the accreted value described below and certain preliminary anti-dilution adjustments made to the Series A-3 Convertible Preferred Stock and Series A-4 Convertible Preferred Stock, (i) Percy Rockdale beneficially owns 4,948,755 shares of Common Stock, (ii) Rio Royal beneficially owns 24,462 shares of Common Stock, (iii) CGIC may be deemed to beneficially own 4,745,350 shares of Common Stock consisting of (A) 6,125 shares of Series A-3 Convertible Preferred Stock, which are convertible, at a conversion price of $2.71 per share, into 2,256,983 shares of Common Stock and (B) 10,000 shares of Series A-4 Convertible Preferred Stock, which are convertible, at a conversion price of $4.02 per share, into 2,488,367 shares of Common Stock, and (iv) Mr. Goryznski may be deemed to beneficially own 9,774,870 shares of Common Stock, consisting of (A) the shares of Common Stock beneficially owned by Percy Rockdale, (B) the shares of Common Stock beneficially owned by Rio Royal, (C) the shares of Common Stock deemed to be beneficially owned by CGIC, and (D) 56,303 shares of Common Stock previously granted to Mr. Goryznski personally as a director of the Company that had previously vested.

According to the filings, MG Capital Management may be deemed to beneficially own the shares of Common Stock held by Rio Royal, each of CLTC, CIG and CGH may be deemed to beneficially own the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed to beneficially own the shares of Common Stock held by each of Percy Rockdale, Rio Royal and CGIC. According to the filings, CLTC may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CIG may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC, CGH may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC and Mr. Gorzynski may be deemed the beneficial owner of the shares of Common Stock beneficially owned by CGIC. CGH, CIG, CLTC, CGIC and Mr. Gorzynski have shared voting and dispositive power over the shares of Series A-3 and Series A-4 Convertible Preferred Stock directly held by CGIC.

Subsequent to the filing of the Schedule 13D, upon the exchange of the Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) for the Series A-3 Convertible Preferred Stock, the Company paid in cash the accreted value of the Series A Preferred Stock, resulting in a reduction of the number of shares of Common Stock into which the Series A-3 Preferred Stock is convertible by 23,663.

(8)    Does not include (i) an option to purchase 1,000,000 shares of Common Stock with an exercise price of $2.50 per share granted to Mr. Voigt effective as of September 15, 2023 or (ii) restricted stock units with an aggregate value of $1,500,000 based on the 10-day VWAP of the Common Stock on the date of grant granted to Mr. Voigt effective as of October 6, 2023, both granted pursuant to his employment agreement. These awards are subject to the availability of sufficient shares under the Second A&R 2014 Plan.

(9)    Includes 177,320 vested stock options.

(10)    Ms. Herbst resigned from her position as Chief Operating Officer and Corporate Secretary effective October 20, 2023.

(11)    See Note 5 above.

(12)    Includes 46,392 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2024 and (ii) the date of the 2024 Annual Meeting (subject to continued service with the Company through such vesting date).

(13)    Includes 46,392 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2024 and (ii) the date of the 2024 Annual Meeting (subject to continued service with the Company through such vesting date).

(14)    Includes 46,392 RSAs that will vest and become non-forfeitable on the earlier of (i) June 15, 2024 and (ii) the date of the 2024 Annual Meeting (subject to continued service with the Company through such vesting date).

(15)    Includes 177,320 vested stock options.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for notices of Internet availability of proxy materials, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice of Internet availability of proxy materials, proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders will be householding our proxy materials. A single Notice, or, if applicable, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of the Notice or, if applicable, the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, INNOVATE Corp., 295 Madison Avenue, 12th Fl, New York, NY 10017, by email to corpsec@innovatecorp.com or by phone at (212) 235-2691.
Stockholders who currently receive multiple copies of the proxy materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.
Stockholder Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporate Secretary of the Company at the Company’s principal executive offices, 295 Madison Avenue, 12th Fl, New York, NY 10017, or by email to corpsec@innovatecorp.com no later than January 1, 2025. In addition, all proposals will have to comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. However, if the date of the 2025 Annual Meeting is changed by more than 30 days from the date of the 2024 Annual Meeting, then the deadline will be a reasonable time before we print and mail our proxy materials.
If you wish to nominate a candidate for director or submit a proposal that is not intended to be included in our proxy materials for presentation at our 2025 Annual Meeting, such proposal or nomination must satisfy the requirements set forth in the By-Laws, which includes that such proposal must be delivered or mailed in writing to, and received by, the Corporate Secretary of the Company at the Company’s principal executive offices, located at 295 Madison Avenue, 12th Floor, New York, NY 10017, or by email to corpsec@innovatecorp.com, no earlier than the close of business on January 14, 2025 and no later than the close of business on February 13, 2025. In the event that the date of the 2025 Annual Meeting is more than twenty-five (25) days before or after the anniversary of the 2024 Annual Meeting, which will be held on June 13, 2024, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company.
The February 13, 2025 deadline described above also applies in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Exchange Act relating to exercise of discretionary voting authority and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in our proxy statement. In addition to satisfying the foregoing advance notice requirements under the By-Laws, to comply with the universal proxy rules (once effective) under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 13, 2025, which is 60 days prior to the anniversary date of the 2024 Annual Meeting.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the above requirements.

Copies of the Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, which includes our financial statements and provides additional information about us, are available to stockholders of record and entitled to vote at the 2024 Annual Meeting and to notice thereof on the Company’s website at www.innovatecorp.com under “Investor Relations-Stock Information-Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the record date for the 2024 Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2023, including our financial statements, free of charge, from us by sending a written request to INNOVATE Corp. to corpsec@innovatecorp.com. Exhibits will be provided upon written request.

68

Exhibit A
INNOVATE CORP.
SECOND AMENDED AND RESTATED 2014 OMNIBUS EQUITY AWARD PLAN, AS AMENDED
1.    Purpose. The purpose of this Second Amended and Restated Innovate Corp. 2014 Omnibus Equity Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.
2.    Definitions. The following definitions shall be applicable throughout the Plan.
(a)    “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)    “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock Based Award and Performance Compensation Award granted under the Plan.
(c)    “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to the Company or any of its Affiliates, (C) the Participant’s failure to perform duties as reasonably directed by the Company (which, if deemed curable by the Committee, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful misconduct or material act of disloyalty with respect to the Company or its Affiliates (which, if deemed curable by the Committee, is not cured within 10 days after notice thereof is provided to the Participant. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.
(f)    “Change in Control” shall mean:
(i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of subsection (iii) below;
(ii)    the following individuals cease for any reason to constitute a majority of the members of the Board: (A) individuals who, on the Effective Date, were members of the Board (the “Incumbent Directors”), (B) individuals whose election or nomination to the Board was approved by Incumbent Directors constituting, at the time of such election or nomination, at least a majority of the Board or (C) individuals whose election or nomination to the Board was approved by individuals referred to in clauses (B) and (C) constituting, at the time of such election or nomination, at least a majority of the Board (other than, in the cases of clauses (B) and (C), directors whose initial nomination for, or assumption of office as, members of the Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person other than a solicitation for the election of one or more directors by or on behalf of the Board);
(iii)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of voting securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding voting securities or (C) a merger or consolidation affecting the Company as a result of which a Designated Holder owns after such transaction more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(iv)    the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the assets of the Company and its subsidiaries taken as a whole, to any Person, other than a sale or disposition by the Company of all or substantially all of the assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if immediately after the occurrence of any of the events described in clauses (i)-(iv) above, (i) the record holders of the Common Stock of the Company immediately prior to such event or series of events continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such event or series of events or (ii) a Designated Holder or Designated Holders are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the Company or any successor.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(h)    “Committee” means the Compensation Committee of the Board, or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.
(i)    “Common Stock” means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(j)    “Company” means Innovate Corp., a Delaware corporation, and any successor thereto.
(k)    “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l)    “Designated Holder” means Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Group Inc., Global Opportunities Breakaway, Ltd., Phillip A. Falcone, and their or his respective Affiliates and subsidiaries or investment vehicles owned or controlled by Philip A. Falcone.
(m)    “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.
(n)    “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.
(o)    “Effective Date” means the date the Plan is approved by the shareholders at the first Annual Meeting within twelve months following the date of its approval by the Board.
(p)    “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.
(q)    “Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (ii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(s)    “Exercise Period” has the meaning given such term in Section 7(c) of the Plan.
(t)    “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(u)    “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price (excluding any “after hours” trading) of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation service on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation service on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.
(v)    “Good Reason” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Participant having “good reason” to terminate the Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) if “Good Reason” is specifically referred to in any Award but is not defined therein, the occurrence of any of the following without the Participant’s express written consent: (A) a material reduction in the Participant’s base salary, other than a reduction that is a part of and consistent with a reduction in compensation of similarly situated employees of the Company, or (B) requiring the Participant to relocate the Participant’s principal place of employment or service to a location that would result in an increase by more than fifty (50) miles in the Participant’s one-way commute from the Participant’s then-current principal residence; provided that no termination shall be deemed to be for Good Reason unless (1) the Participant provides the Company with written notice setting forth the specific facts or circumstances constituting Good Reason within 30 days after the initial existence of the occurrence of such facts or circumstances, (2) to the extent curable, the Company has failed to cure such facts or circumstances within 30 days following its receipt of such written notice, and (3) the effective date of the termination for Good Reason occurs no later than 90 days after the initial existence of the facts or circumstances constituting Good Reason.
(w)    “Immediate Family Members” shall have the meaning set forth in Section 15(b).
(x)    “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(y)    “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(z)    “Involuntary Termination” shall mean termination by the Company of a Participant’s employment or service by the Company without Cause or termination of a Participant’s employment by the Participant for Good Reason. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant’s employment or service by the Company for Cause or due to the Participant’s death, Disability or resignation without Good Reason.
(aa)    “Mature Shares” means shares of Common Stock either (i) previously acquired on the open market, (ii) not acquired from the Company in the form of compensation or (iii) acquired from the Company in the form of compensation that have been owned by a Participant for at least six months.
(ab)    “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.
(ac)    “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(ad)    “NYSE” means the New York Stock Exchange.
(ae)    “Option” means an Incentive Stock Option or a Non-Qualified Stock Option described in Section 7 of the Plan.
(af)    “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.
(ag)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(ah)    “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(ai)    “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
(aj)    “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.
(ak)    “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(al)    “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(am)    “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(an)    “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.
(ao)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company.
(ap)    “Plan” means this Innovate Corp. Second Amended and Restated 2014 Omnibus Equity Award Plan.
(aq)    “Prior Plan” shall mean the INNOVATE Corp. 2014 Omnibus Equity Award Plan.
(ar)    “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(as)    “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(at)    “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(au)    “SAR Period” has the meaning given such term in Section 8(c) of the Plan.
(av)    “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(aw)    “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ax)    “Strike Price” has the meaning given such term in Section 8(b) of the Plan.
(ay)    “Substitute Award” has the meaning given such term in Section 5(e).
(az)    “Sub Plans” has the meaning given such term in Section 1.
3.    Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.    Administration.
(a)    The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.
(b)    Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting of or exercisability of, payment for or lapse of restrictions on, Awards; (x) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.
(c)    The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or “covered employees” (within the meaning of Section 162(m) of the Code). Any such delegation may be revoked by the Committee at any time.
(d)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)    No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.    Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(a)    Subject to adjustment as provided in Section 12 of the Plan, the aggregate number of shares of Common Stock with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (A) 5,000,000 shares of Common Stock, plus (B) any shares of Common Stock granted under the Prior Plan that again become available for Awards under the Prior Plan in accordance with the terms and conditions of the Prior Plan, plus (C) any shares of Common Stock that again become available for Awards under the Plan in accordance with Section 5(c). Subject in each instance to adjustment as provided in Section 12, the maximum number of shares of Common Stock with respect to which Options and Stock Appreciation Rights may be granted to any single Participant in any fiscal year shall be 3,500,000, the maximum number of shares of Common Stock which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single calendar year (including, without limitation, as a portion of the applicable Performance Period) shall be 3,153,500, the maximum amount that can be paid to any individual Participant for a single calendar year (including, without limitation, as a portion of the applicable Performance Period) pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $10,000,000, the maximum number of shares of Common Stock with respect to which Awards (including, without limitation, Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in any fiscal year shall be 300,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 3,153,500. In the case of any Awards granted under the Plan, (x) each share of Common Stock with respect to which an Option or stock-settled Stock Appreciation Right is granted under the Plan shall reduce the aggregate number of shares of Common Stock that may be delivered under the Plan by one share of Common Stock and (y) each share of Common Stock with respect to which any other Award denominated in shares of Common Stock

(other than an Option or Stock Appreciation Right) is granted under the Plan shall reduce the aggregate number of shares of Common Stock that may be delivered under the Plan by 1.68 shares of Common Stock.
(b)    Shares of Common Stock covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares of Common Stock available under the Plan as of a given date shall not be reduced by shares of Common Stock relating to prior Awards that (in whole or in part) have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any Award, any shares of Common Stock that were covered by such Award will be available for issue hereunder; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price or Strike Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, the gross number of such surrendered or tendered shares shall not become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.
(c)    Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plan, provided that the Plan is approved by shareholders within twelve months following the Effective Date.
(d)    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, conversion of, or in substitution for, outstanding Awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.
6.    Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7.    Options.
(a)    Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the

Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b) (1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)    Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)    Exercise. Options shall become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, as may be determined by the Committee, not to exceed ten years from the Date of Grant (the “Exercise Period”); provided, that if the Exercise Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Exercise Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Exercise Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.
(d)    Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent; (ii) in the discretion of the Committee, by exchanging shares of Common Stock owned by the Participant, provided, that such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares; (iii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.
(e)    Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.
(f)    Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the securities of the Company are listed or traded.
8.    Stock Appreciation Rights.
(a)    Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.
(b)    Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant) (the “Strike Price”). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)    Vesting and Expiration. A SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period as may be determined by the Committee, not to exceed ten years (the “SAR Period”). Notwithstanding the foregoing, if on the last day of the Exercise Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(d)    Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)    Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
9.    Restricted Stock and Restricted Stock Units.
(a)    Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b)    Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock; provided, that any dividends that may be payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.
(c)    Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement, the Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee.
(d)    Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(i)    Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one share of Common Stock. Restricted Stock Units shall be paid in cash, shares of Common Stock, other securities or other property, as determined in the sole discretion of the Committee, upon or after the lapse of the Restricted Period, or otherwise in accordance with the applicable Award Agreement; provided, however, that the Committee may, in its sole discretion, defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units may be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock underlying the Restricted Stock Units) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee); provided, that, such dividend equivalents shall be subject to the same vesting conditions as the underlying Restricted Stock Units to which such dividend equivalents related, and any such accumulated dividend equivalents (and interest thereon, if applicable) shall be payable only to the extent that, and at the same time as, the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.
(e)    Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE INNOVATE CORP. SECOND AMENDED AND RESTATED 2014 OMNIBUS EQUITY AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS

OF         , BETWEEN INNOVATE CORP. AND         . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF INNOVATE CORP.
10.    Other Stock Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
11.    Performance Compensation Awards.
(a)    Generally. The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).
(b)    Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula, as applicable. Not later than the 90th day of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.
(c)    Performance Criteria. The Performance Criteria that shall be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvi) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii)system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. To the extent required under Section 162(m) of the Code, the Committee shall, not later than the 90th day of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.
(d)    Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect certain events, including: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary, unusual, or nonrecurring items affecting the Company, any Affiliate or the financial statements of the Company; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; or (x) a change in the Company’s fiscal year.
(e)    Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(i)    Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(ii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iii)    Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.
12.    Changes in Capital Structure and Similar Events. Notwithstanding any provisions of the Plan to the contrary, in the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock, or (b) unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(i)    adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii)    providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(iii)    cancelling any one or more outstanding Awards (or awards of an acquiring Company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.    Effect of Change in Control.
Unless otherwise determined by the Committee in a written resolution upon or prior to the date of grant or set forth in an applicable Award agreement, (i) the vesting of any Award that is a “Replaced Award” (as such term is defined below) will not be accelerated, and any applicable restrictions thereon will not lapse, solely as a result of a Change in Control; and (ii) in the event of a Change in Control, the following acceleration, exercisability and valuation provisions will apply:
(a)    Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit, Performance Compensation Award or Other Stock Based Award will lapse, and each Award will be fully vested (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting, except to the extent that an award meeting the requirements of Section 13(b) hereof (a “Replacement Award”) is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a “Replaced Award”).

(b)    An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.
(c)    Upon the occurrence of an Involuntary Termination during the period of two years immediately following a Change in Control of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such Involuntary Termination that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award agreement provides for a longer period of exercisability, that provision will control).
(d)    Notwithstanding anything in the Plan or any Award agreement to the contrary, to the extent that any provision of the Plan or an applicable Award agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service and/or performance requirements.
14.    Amendments and Termination.
(a)    Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changed in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b)    Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the

Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option, or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
15.    General.
(a)    Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)    Certain Restrictions on Vesting of Awards. Notwithstanding any provision contained in the Plan to the contrary, Awards granted pursuant to Sections 7, 8, 9, 10 and, with respect to stock-based awards, Section 11, of the Plan which vest on the basis of the Participant’s employment with or provision of services to the Company and its Affiliates shall be subject to a minimum vesting period of one year from the date on which such Award is made (the “Minimum Vesting Condition”); provided, however, that (i) a maximum of 5% of the shares of Common Stock reserved for issuance under the Plan as of the Effective Date shall not be subject to the Minimum Vesting Condition; and (ii) the Committee shall retain the discretion to waive the Minimum Vesting Condition in making determinations with respect to the treatment of Awards held by a Participant in the event of such Participant’s termination of employment or service with the Company and its Affiliates as a result of such Participant’s death, Disability or retirement.
(c)    Nontransferability.
(i)    Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)    The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(d)    Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, in all cases on a deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, however that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned or unvested Awards, unless and until the underlying Award vests.
(e)    Tax Withholding.
(i)    A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.
(ii)    Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability; (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability); or (C) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless settlement” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to withholding liability (but no more than the minimum required statutory withholding liability).
(f)    No Claim to Awards: No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(g)    International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(h)    Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(i)    Termination of Employment. Except as otherwise provided in an Award agreement or an employment, severance, consulting, letter or other agreement with a Participant, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(j)    No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.
(k)    Government and Other Regulations.
(i)    The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A)the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(l)    No Section 83(h) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(m)    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)    Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(o)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(p)    Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
(q)    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(r)    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(s)    Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(t)    Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(u)    409A of the Code.
(i)    Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.
(ii)    Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)    Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(v)    Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting, exercise or settlement of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), Awards shall be subject to clawback, forfeiture or similar requirement.
(w)    Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

INNOVATE VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/VATE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/VATE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2024 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5, 6, 7, 8, and 9.

1. Election of Directors:

	For	Against	Abstain
01 - Avram A. Glazer	☐	☐	☐
02 - Warren H. Gfeller	☐	☐	☐
03 - Brian S. Goldstein	☐	☐	☐
04 - Amy M. Wilkinson	☐	☐	☐

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The 2024 Annual Meeting of Stockholders of INNOVATE Corp. will be held on Thursday, June 13, 2024, 11:00 a.m. (ET), Virtually via the internet at meetnow.global/MKNZZW5.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/VATE

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/VATE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INNOVATE Corp.

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Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATE CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024, AT 11:00 A.M., ET.

Michael J. Sena and Jeanne E. Rouleau or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of INNOVATE Corp. to be held on June 13, 2024 or at any continuations, postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the four nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6, 7, 8, and 9.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/VATE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INNOVATE Corp.

Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATE CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024, AT 11:00 A.M., ET.

Michael J. Sena and Jeanne E. Rouleau or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of INNOVATE Corp. to be held on June 13, 2024 or at any continuations, postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the four nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6, 7, 8, and 9.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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